PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.30

EXECUTION VERSION

SHARE PURCHASE AGREEMENT

DATED AS OF THE 4TH DAY OF NOVEMBER, 2014

BY AND AMONG

GREAT LAKES ENVIRONMENTAL

AND INFRASTRUCTURE SOLUTIONS, LLC, AS PURCHASER

AND

GREAT LAKES DREDGE & DOCK CORPORATION

AND

MAGNUS PACIFIC CORPORATION, AS THE COMPANY

AND

THE SELLERS IDENTIFIED HEREIN

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

- i -

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

- ii -

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

- iii -

EXECUTION VERSION

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (“Agreement”), dated as of the 4th day of November, 2014 is by and among GREAT LAKES ENVIRONMENTAL AND INFRASTRUCTURE SOLUTIONS, LLC, a Delaware limited liability company (“Purchaser”), and MAGNUS PACIFIC CORPORATION, a California corporation (the “Company”) and the sellers identified on Exhibit A attached hereto (collectively, the “Sellers”), (collectively, the “Sellers” and individually, a “Seller”), and, solely for purposes of Section 1.04 and Section 6.02(c), Great Lakes Dredge & Dock Corporation, a Delaware corporation (“GLDD”). Purchaser and Sellers are herein after referred to individually as a “Party” and collectively as the “Parties”.

WITNESSETH:

WHEREAS, the Company is engaged in the business of environmental remediation, geotechnical construction, demolition, and sediments and wetlands construction (the “Business”);

WHEREAS, Sellers own the respective number and type of shares of the Company set forth on Exhibit A (collectively, the “Shares”);

WHEREAS, Purchaser desires to purchase from Sellers, and Sellers desire to sell to Purchaser, the Shares upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, simultaneously with the closing of the transactions contemplated by this Agreement, GLDD and each Seller will enter into a Restricted Stock Unit Award Agreement (as defined herein); and

WHEREAS, capitalized terms used but not otherwise defined shall have the meanings ascribed to them in Article IX hereto.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I.

PURCHASE AND SALE OF THE SHARES

Section 1.01. Purchase. Upon the terms and subject to the conditions set forth in this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, at the Closing Purchaser shall purchase, acquire and accept from Sellers, and Sellers shall sell, transfer, assign, convey and deliver to Purchaser, all of the right, title and interests in and to the Shares, free and clear of all Encumbrances.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Section 1.02. Purchase Price. The aggregate consideration (the “Purchase Price”) to be paid by Purchaser to Sellers for the Shares, subject to adjustment as provided in Sections 1.03 and 1.04 below, and additional payments as provided in Section 1.05 below, shall be payable as follows (and as provided in Sections 1.03, 1.04 and 1.05):

(a) TWENTY FIVE MILLION and NO/100s DOLLARS ($25,000,000.00), payable at the Closing by wire transfer of immediately available funds to an account designated in writing by Sellers prior to or at the time of Closing (the “Closing Cash Payment”);

(b) plus or minus, as the case may be, the amount by which the Final Working Capital is less than or greater than the Target Working Capital;

(c) plus, the additional payments payable pursuant to Sections 1.04 and 1.05 below.

Section 1.03. Adjustments to Purchase Price. For purposes of this Section 1.03, all calculations of the Company’s working capital shall be made in accordance with the calculations set forth on Schedule A attached hereto.

(a) As promptly as practicable following the Closing Date, but in no event later than forty-five (45) calendar days thereafter, Purchaser shall prepare and deliver to the Sellers (i) a balance sheet of the Company setting forth the assets and liabilities of the Company as of the close of business on October 31, 2014, which balance sheet shall be prepared in accordance with GAAP (the “Closing Balance Sheet”). Using the data set forth in such Closing Balance Sheet, promptly following the Closing, Purchaser shall prepare a Closing Date Working Capital Statement of the Company (together with supporting calculations in reasonable detail, the “Closing Date Working Capital Statement”) showing as of October 31, 2014, the working capital of the Company (the “Purchaser’s Final Working Capital Determination”). Purchaser shall complete such Closing Date Working Capital Statement within sixty (60) days after the Closing Date and, upon completion, shall delver a copy to the Seller.

(b) As promptly as practicable, but in no event later than thirty (30) calendar days after receipt of the Closing Date Working Capital Statement, Sellers shall notify Purchaser in writing whether it accepts or disputes the accuracy of the Purchaser’s Final Working Capital Determination determined pursuant to Section 1.03(a) above. During such thirty (30) day period, Sellers and their representatives shall be provided with such access to all Files and Records of the Company as they may reasonably request to respond to the Closing Date Working Capital Statement. If Sellers accept the calculation of the Purchaser’s Final Working Capital Determination, determined pursuant to Section 1.03(a) above, or if Sellers fail within such thirty (30) day period to notify Purchaser of any dispute with respect thereto, the calculation of the Purchaser’s Final Working Capital Determination determined pursuant to Section 1.03(a) above, shall be deemed final and conclusive and binding upon all Parties.

(c) If Sellers dispute the calculation of the Purchaser’s Final Working Capital Determination, Sellers shall give timely written notice to Purchaser no later than thirty (30) calendar days following the receipt of the Closing Date Working Capital Statement (the “Dispute Notice”), which Dispute Notice shall specify the reasons for such disagreement, the amounts of any adjustments that are necessary in Sellers’

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

judgment for the computation of the Purchaser’s Final Working Capital Determination to conform to GAAP and the basis for Sellers’ suggested adjustment. If the Parties resolve their differences over the disputed items in accordance with the foregoing procedures, the final determination of the Working Capital Adjustment (as so determined or as determined pursuant to Section 1.03(b), as the case may be, “Final Working Capital”), shall be the amount agreed upon. If the Sellers and Purchaser are unable to resolve the disputed matters outstanding within such thirty (30) day period, all disputed matters raised by Sellers not so resolved shall be submitted to an independent accounting firm mutually agreeable to Sellers and Purchaser (the “Independent Auditor”), for final resolution in accordance with the terms and provisions of this Agreement. The Sellers and Purchaser shall use their respective Best Efforts to cause the Independent Auditor to make its determination as soon as possible, but in no event later than fifteen (15) days after receipt of the disputed matters. Such determination shall be final, binding and conclusive upon the Parties hereto. The Independent Auditor’s determination shall be limited to matters of dispute which are raised by the Sellers. In no event shall the Independent Auditor’s determination of the Final Working Capital be greater than Sellers’ determination pursuant to Section 1.03(a) or less than Purchaser’s’ determination pursuant to Section 1.03(b). The Independent Auditor’s resolution of any such disagreement shall be reflected in a written report, which shall be delivered promptly to the Sellers and Purchaser. All fees, costs, expenses and disbursements of the Independent Auditor shall be paid by the party with whose determination the Independent Auditor does not agree; provided, however, that if the Independent Auditor’s determination represents a compromise between the determination of Sellers and Purchaser, then each party shall pay an allocable share of such fees and disbursements with such allocation to be calculated by reference to the difference between the numbers suggested by each of the Parties as compared with the Final Working Capital amount determined by the Independent Auditor. Any payment to be made as a consequence of the Independent Auditor’s decision shall be made, free and clear of any deductions, not later than three (3) Business Days after receipt of such report by the Sellers and Purchaser.

(d) Payment by Purchaser. In the event that the amount of the Final Working Capital is greater than the Target Working Capital, then Purchaser shall, within five (5) calendar days after the determination thereof, pay to Sellers an amount equal to such difference, by wire transfer of immediately available funds to an account designated in writing by Sellers.

(e) Payment by Sellers. In the event that the Final Working Capital is less than the Target Working Capital, then the Purchaser shall be entitled to a set off against the Note described in Section 1.04 for the amount of such difference.

Section 1.04. Note.

For purposes of this Section 1.04, all EBITDA calculations shall be determined within sixty (60) days after the applicable year end, and shall include only the Business, and shall be calculated in accordance with Schedule B attached hereto.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(a) In addition to the payments set forth in Section 1.03 above, GLDD will issue to the Sellers a promissory note in the form attached hereto as Exhibit B (the “Note”) in a value to be determined by utilizing the following formula: the Company’s 2014 EBITDA minus, Twelve Million and NO/100s Dollars ($12,000,000.00) multiplied by two (2). The Note shall bear interest at five percent (5%) per annum, which shall begin to accrue on January 1, 2015, and shall continue to accrue until payment of the second installment as set forth in Section 1.04(c) below.

(b) In the event the Company does not in calendar year 2015 obtain a minimum EBITDA of $14,720,000.00 (“Minimum 2015 EBITDA”), [*], the value of the Note will be reduced by the sum the following amounts: (i) $750,000.00 and (ii) an amount equal to number of dollars by which the actual 2015 EBITDA was below the Minimum 2015 EBITDA, calculated on a dollar for dollar basis.

(c) Payments on the Note will be made in two (2) equal installments on January 1, 2017 and January 1, 2018.

Section 1.05. Earn-Out Consideration.

For purposes of this Section 1.05, all EBITDA calculations shall include both the Business and the business of Terra Contracting Services, LLC (“Terra”), and shall be calculated in accordance with Schedule B attached hereto.

(a) In addition to the payments set forth in Section 1.03 and 1.04 above, Purchaser will pay to Sellers, assuming certain conditions set forth in (b) below are satisfied, an additional payment in an amount up to [*] (the “Earnout Payment”), provided, however, that such amount shall not exceed Eleven Million Four Hundred Thousand and NO/100s Dollars ($11,400,000.00). References to “EBITDA of Purchaser” shall mean the combined EBITDA from both the Business and Terra.

(b) Any amounts received by Sellers pursuant to (a) above will be adjusted based on the value of the EBITDA of Purchaser as of December 31, 2019 (the “2019 EBITDA of Purchaser”). Sellers shall receive the full value of the Earnout Payment provided that the 2019 EBITDA of Purchaser meets or exceeds [*] (the “2019 EBITDA Target”). In the event the 2019 EBITDA of Purchaser does not meet the 2019 EBITDA Target, the Earnout Payment shall be reduced in an amount proportional to the amount by which the 2019 EBITDA of Purchaser was below the 2019 EBITDA Target.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(c) Any Earnout Payments made pursuant to this Section 1.05 shall be paid in either cash, by wire transfer of immediately available funds to an account designated in writing by the Seller Representative, or common shares of stock of GLDD (“GLDD Stock”), in the sole election and in the sole discretion of Purchaser, and shall be paid on March 31, 2020. Any GLDD Stock paid to the Sellers pursuant to this Section 1.05 shall be valued at the GLDD Stock per share value as of March 31, 2020.

Section 1.06. Allocation of Purchase Price. The Allocation of Purchase Price Schedule attached hereto as Schedule C sets forth the preliminary allocation of the Purchase Price among the Company’s assets (the “Preliminary Allocation”). Purchaser and Sellers shall file, in accordance with Section 1060 of the Code, an Asset Allocation Statement on Form 8594 (which reflects such allocation) with their federal income Tax Return for the Tax year in which the Closing Date occurs and shall contemporaneously provide the other Parties hereto with a copy of the Form 8594 being filed. The Parties hereto agree that the Preliminary Allocation shall be modified to reflect any adjustments made pursuant to this Agreement or the payment of any indemnification claims by Sellers pursuant to Article VI as mutually agreed upon by Purchaser and Sellers in good faith (and, if applicable, consistent with the prior allocation of similar items). The Parties shall file an amendment to Form 8594 to reflect any adjustments made to the Preliminary Allocation as provided in this Section 1.06. Purchaser and Sellers agree not to assert, in connection with any Tax Return, audit or similar proceeding, any allocation of the Purchase Price that differs from the allocation set forth on the Allocation of Purchase Price Schedule herein.

Section 1.07. Section 338(h)(10) Election.

(a) Sellers and Purchaser shall jointly make a timely election pursuant to Section 338(h)(10) of the Code and Section 1.338(h)(10)-1 of the United States Treasury Regulations, any comparable election under applicable state or local Law (collectively, the “Tax Treatment Election”) with respect to the purchase by Purchaser of the Shares. In addition, Sellers and Purchaser shall, as promptly as practicable following the Closing Date, cooperate with each other to take all actions necessary and appropriate (including such additional forms, returns, elections, schedules and other documents as may be required by applicable state or local Law) to effect and preserve a timely Tax Treatment Election in accordance with any comparable provisions of applicable Law, and the Parties responsible for filing any such Tax Treatment Election under applicable Law shall promptly file or cause to be filed such Tax Treatment Election with the appropriate Taxing authority and provide written evidence of such filing to the other Parties. Sellers and Purchaser shall report the purchase by Purchaser of the Shares consistent with the Tax Treatment Election and the allocation as set forth on Allocation of Purchase Price Schedule and no party shall take (and prior to the Closing Sellers shall not permit the Company to take, and after the Closing the Company shall not take) any position contrary thereto in any Tax Return, any proceeding before any Tax authority or otherwise. In the event that any Tax Treatment Election is disputed by any Tax authority, the party receiving notice of such dispute shall promptly notify and consult with the other party concerning such dispute.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(b) If it is determined by a finding or order in connection with any governmental or judicial audit or proceeding, including any settlement of such a proceeding to which any of the Parties hereto are parties (but only if the requirements of Section 10.03 have been satisfied, unless the failure to satisfy such requirements is not materially prejudicial to Sellers), that the Company’s S election was not validly in effect for any period after such election was purportedly made (including the period ending on the Closing Date, but excluding any periods commencing with the Closing), then Sellers shall be obligated, jointly and severally, to indemnify and hold harmless Purchaser and the Company with respect to (i) any and all Taxes imposed on the Company due to such invalid election or pre-Closing termination of the Company’s S Corporation status and (ii)(a) any and all Taxes imposed on the Company due to an invalid Tax Treatment Election caused by the invalid election or the pre-Closing termination of the Company’s S status resulting in the disallowance of any and all Tax benefits, including, but not limited to, the disallowance of deductions and losses that otherwise could have been available pursuant to a valid Tax Treatment Election and (b) the net present value of any and all future Tax benefits, including, but not limited to, deductions and losses that were disallowed that the Company could reasonably have expected to realize in subsequent periods as the result of a valid Tax Treatment Election (with such expectation to be measured based on circumstances as of the Closing Date), using a discount rate of fifteen percent (15%) per annum from the date upon which such Tax benefits were disallowed through the date the Company could reasonably have expected to realize such Tax benefits (with such expectation to be measured based on circumstances as of the Closing Date). Such payment shall be made in accordance with Section 8.01. Notwithstanding anything to the contrary contained in this Agreement, the provisions of this Section shall remain in effect as personal obligations of Sellers on a joint and several basis until the applicable statutes of limitations shall have expired and shall not be subject to the limitations set forth in Section 6.07.

Section 1.08. Fair Consideration. Each of the Parties acknowledges and agrees that the consideration provided for in this Article I represents fair consideration and reasonable equivalent value for the sale and transfer of the Shares and the transactions, covenants and agreements set forth in this Agreement and the Related Agreements, which consideration was agreed upon as the result of arms-length good faith negotiations among the Parties and their respective representatives.

ARTICLE II.

CLOSING

Section 2.01. Closing Date. The Closing of the transactions contemplated by this Agreement (the “Closing”) shall take place concurrently with the execution of this Agreement (the “Closing Date”). The Parties hereto acknowledge and agree that all proceedings

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

at the Closing shall be deemed to be taken and all documents to be executed and delivered by all Parties at the Closing shall be deemed to have been taken and executed simultaneously, and no proceedings shall be deemed taken nor any document executed or delivered until all have been taken, executed and delivered.

Section 2.02. Deliveries by Seller. At the Closing, Sellers shall deliver possession of all of the Shares to Purchaser, and Sellers shall deliver (or cause to be delivered) to Purchaser originals or copies, if specified, of the following:

(a) counterparts of all agreements, documents and instruments required to be delivered by the Company or any of Sellers pursuant to any of the Related Agreements duly executed by the Company or Sellers, as applicable;

(b) copies of each consent, waiver, authorization and approval required pursuant to Section 4.05 of this Agreement, except for those to be delivered pursuant to Section 2.04(c) below;

(c) a Certificate of Good Standing of the Company issued by the Secretary of State of the State of California and certificates of qualification to do business as a foreign corporation issued by the appropriate Governmental Entities of each state in which the nature of the Business or the ownership of assets in such state would require the Company to be qualified to do business in such state, each dated within thirty (30) calendar days of the Closing;

(d) copies of resolutions adopted by the Board of Directors and shareholders of the Company (including Sellers) authorizing and approving the execution and delivery of this Agreement, the Related Agreements and all agreements and other documents and instruments contemplated hereby and thereby and the consummation of the transactions contemplated hereby and thereby;

(e) copies of the certified articles of incorporation of the Company, including all amendments thereto, certified as true, complete and correct and in full force and effect by the Secretary of the Company, and a copy of the Bylaws of the Company, including all amendments thereto, certified as true, complete and correct and in full force and effect by the Secretary of the Company;

(f) a certificate dated as of the Closing Date, duly executed by the Sellers’ Representative to the effect that (i) all representations and warranties made by the Sellers (considered collectively and individually) in this Agreement, are true and correct in all material respects as of the Closing Date, except that representations and warranties made as of a specific date are true and correct in all material respects as of such date and (ii) Sellers have performed, complied and fulfilled in all material respects all of the covenants, agreements, obligations and conditions required under this Agreement and each of the Related Agreements to which it is a party to be complied with or fulfilled by the Sellers;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(g) evidences of the releases of all Encumbrances on the Shares, other than Permitted Encumbrances, each in form and substance satisfactory to Purchaser in its sole discretion;

(h) counterparts of that certain Restricted Stock Unit Award Agreement (the “Restricted Unit Award Agreement”) by and between GLDD and each Seller set forth on the Employee Schedule attached hereto as Schedule D, in the form attached hereto as Exhibit C;

(i) a copy of the Lease by and between the Company and Magnus Real Estate Group, LLC, or its assigned entity (“Magnus Real Estate”), for the office space located in Rocklin, California (the “Office Lease”), duly executed by Magnus Real Estate and the Company, in the form attached hereto as Exhibit D;

(j) a copy of the Lease by and between the Company and Magnus Real Estate for the yard and warehouse space located in Rocklin, California (the “Yard Lease”), duly executed by Magnus Real Estate and the Company, in the form attached hereto as Exhibit E;

(k) An executed Agreement of Merger, by and between the Company and Magnus Equipment Group (“MEG”), effectively merging MEG into the Company;

(l) A consent in the form attached hereto as Exhibit F (the “Spousal Consent”), executed by the spouses of each of the Sellers and Executives, as applicable; and

(m) such other documents as Purchaser may reasonably request for the purpose of otherwise facilitating the consummation or performance of any of the transactions contemplated by this Agreement or any of the Related Agreements.

Section 2.03. Deliveries by Purchaser. At the Closing, Purchaser shall deliver (or cause to be delivered) to Sellers originals, or copies if specified, of the following agreements, documents and other items:

(a) the Closing Cash Payment;

(b) the Note, duly executed by GLDD;

(c) counterparts of all agreements, documents and instruments required to be delivered by Purchaser pursuant to any of the Related Agreements, duly executed by Purchaser;

(d) copies of all the resolutions adopted by the Board of Managers of Purchaser authorizing and approving the execution and delivery of this Agreement, the Related Agreements and all agreements contemplated hereby and the consummation of the transactions contemplated hereby and thereby;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(e) a Certificate of Good Standing of Purchaser issued by the Secretary of State of the State of Delaware;

(f) a certificate dated as of the Closing Date, duly executed by an officer of Purchaser to the effect that (i) all representations and warranties made by the Purchaser in this Agreement, are true and correct in all material respects as of the Closing Date, except that representations and warranties made as of a specific date are true and correct in all material respects as of such date and (ii) Purchaser has performed, complied and fulfilled in all material respects all of the covenants, agreements, obligations and conditions required under this Agreement and each of the Related Agreements to which it is a party to be complied with or fulfilled by the Purchaser;

(g) a counterpart of the Restricted Stock Unit Award Agreement, by and between GLDD and each Seller, duly executed by GLDD;

Section 2.04. Post-Closing Matters.

(a) Within fifteen (15) calendar days of the Closing Date, the Company shall prepare and file (i) a Form D filing with the Securities and Exchange Commission as required under Rule 506 of Regulation D; (ii) any additional filings to the extent required by the blue sky administration laws of the state of California; and (iii) a press release to announce the transaction contemplated by this Agreement, as well as the Restricted Stock Unit Award Agreement.

(b) As soon as practicable after the Closing Date, Sellers’ Representative shall prepare and file any and all filings required by the Secretary of State of California and by the Secretary of State of any of each state in which the Company is qualified to do business as a result of the transactions contemplated by this Agreement.

(c) As soon as practicable after the Closing Date, Sellers’ Representative shall provide to Purchaser copies of any consent, waiver, authorization and approval required pursuant to Section 4.05 of this Agreement, which was not obtained prior to the Closing Date, as indicated on Section 4.05 of the Disclosure Schedules.

ARTICLE III.

INDIVIDUAL REPRESENTATIONS AND WARRANTIES OF SELLERS

Each Seller severally, and not jointly, hereby represents and warrants to Purchaser, solely as to such Seller, as follows:

Section 3.01. Authorization and Validity of Agreement. Each Seller has the legal capacity and authority to enter into this Agreement, the Related Agreements to which he, she or it is a party and such other agreements, documents and instruments to which he, she or it is a party and to carry out his, her or its obligations hereunder and thereunder. The execution and delivery of this Agreement, the Related Agreements to which he, she or it is a party and such other agreements, documents and instruments by each of Sellers and the consummation by each of Sellers of the transactions contemplated hereby and thereby have been duly authorized by all

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

necessary action on the part of each of Sellers, and no other corporate or other proceedings on the part of any Sellers are necessary to authorize the execution, delivery and performance of this Agreement, the Related Agreements or any other such agreement, document or instrument, as applicable. This Agreement, each of the Related Agreements and all other agreements, documents and instruments executed by any Sellers in connection with the transactions contemplated by this Agreement have been duly executed and delivered by each Seller, as applicable, and constitute Sellers’ legal, valid and binding obligation, as applicable, enforceable against Sellers, as applicable, in accordance with their respective terms and conditions.

Section 3.02. No Conflict or Violation. The execution, delivery, consummation and performance of this Agreement and each of the Related Agreements by each Seller do not and shall not: (a) in the case of each Seller who is not an individual, violate or conflict with any provision of any Governing Document of such Seller; (b) violate any provision of Law applicable to such Seller; (c) violate or result in a breach of or constitute (with or without due notice or lapse of time or both) a default under any Contract, consent, order or other instrument or obligation to which any Seller is a party, or by which any of Sellers’ respective assets or properties may be bound; or (d) result in the imposition of any Encumbrance or restriction on the Business, the Shares or any of the assets or properties of the Company (with or without due notice or lapse of time or both).

Section 3.03. Consents and Approvals. The execution, delivery and performance by such Seller of this Agreement or any Related Agreement to which it is a party and the consummation by such party of the transactions contemplated thereby, will not require any notice to, or consent, authorization or approval from any Governmental Entity or any other third party.

Section 3.04. Title to the Shares and Related Matters. Sellers have good, marketable and insurable title to all of the Shares, free and clear of all Encumbrances. Sellers have complete and unrestricted power and the unqualified right to sell, convey, assign, transfer and deliver the Shares, and the instruments of assignment and transfer to be executed and delivered by Sellers to Purchaser at the Closing shall be valid and binding obligations of Sellers, enforceable in accordance with their respective terms, and shall effectively vest in Purchaser good, marketable and insurable title to the Shares. All consents necessary to consummate the transactions contemplated by this Agreement have been obtained, or, shall be obtained on or prior to, and be in effect as of, the Closing Date, and are or shall be when obtained enforceable, valid and binding upon the Persons giving the same. There does not exist any condition which may interfere with the economic value or use of any of the Shares.

Section 3.05. Broker’s and Finder’s Fees. Except as set forth on Section 3.05 of the Disclosure Schedules (which fees shall be paid and fully discharged by the Sellers), no broker, finder or other Person is entitled to any commission or finder’s fee in connection with this Agreement or the transactions contemplated by this Agreement as a result of any actions or commitments of the Sellers (or any Affiliates). Any fees shall be paid from the Sellers’ available cash at the time of Closing or the Closing Cash Payment.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Section 3.06. Legal Proceedings. There is not pending, or to such Sellers’ Knowledge, threatened, any Proceeding that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the transactions contemplated by this Agreement.

Section 3.07. GLDD Securities. Pursuant to Sections 1.03 and 1.04 of this Agreement and the Restricted Stock Unit Award Agreements, certain shares and other securities of GLDD (“GLDD Consideration Securities”) may be issued to the Sellers as part of the consideration for the purchase of the Company’s shares. The Sellers make the following representations with respect to the GLDD Consideration Securities:

(a) The Sellers have appointed Louay Owaidat as the Seller’s Rule 506 Representative (the “Rule 506 Representative”) to explain to them, among other matters, the merits and risks of investment in the GLDD Consideration Securities.

(b) Each Seller, either alone or with the Rule 506 Representative, has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the GLDD Consideration Securities.

(c) Each Seller is acquiring the GLDD Consideration Securities with an investment intent.

(d) Each Seller has received GLDD’s most recent Form 10-K, proxy, and annual report and has had ample opportunity to ask questions and review information regarding the GLDD Consideration Securities.

(e) Any GLDD Consideration Securities will be issued pursuant to Rule 506 of the Securities Act and will not be registered under federal or state securities laws. As a result, any GLDD shares issued as GLDD Consideration Securities will be subject to restrictions on transfer. Certificates for GLDD Consideration Securities in the form of GLDD stock will bear a legend stating the restrictions on transfer.

(f) Each Seller further represents that they, and any Related Person, do not currently own, and have not previously owned since August 29, 2014, any GLDD Stock, or rights to acquire GLDD Stock, except to the extent such GLDD Stock was part of a portfolio investment in any fund owned by such Seller or Related Person wherein any such investment decisions are made by third Parties not under the direction or control of the Seller or any Related Person.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company and each of the Sellers, jointly and severally, hereby represent and warrant to Purchaser, subject to such exceptions as are specifically disclosed in the Disclosure Schedules (each such disclosures, in order to be effective, shall clearly reference the appropriate section and, if applicable, subsection of this Article IV to which it relates) delivered by the Company and the Sellers concurrently with the execution of this Agreement, dated as of the date hereof (the “Disclosure Schedules”), as follows:

Section 4.01. Organization; Power. The Company is a corporation duly organized, validly existing, and in good standing under the Laws of the State of California. The Company has all requisite corporate power and authority to own, lease, and operate its properties and assets and to carry on its business as it is now conducted and as it is now proposed to be conducted. The Company is qualified as a foreign corporation to transact business, and is validly existing and in good standing in each state or jurisdiction, as set forth in Section 4.01 of the Disclosure Schedules, where such qualification is necessary or desirable because of the nature of the assets and properties it owns, leases or operates or because of the nature of the business it conducts or now proposes to conduct, except where such failure to qualify would not have a Material Adverse Effect. Except as set forth on Section 4.03(b) of the Disclosure Schedules, the Company has no Subsidiaries and does not own any equity securities of any other Person. Sellers have delivered or caused to be delivered to Purchaser true, accurate and complete copies of (i) the Governing Documents of the Company, and (ii) the minute books of the Company which contain records of all meetings held, and other actions taken by, the Company’s board of directors or shareholders, or any committees appointed by the Company’s board of directors.

Section 4.02. Authorization and Validity of Agreement. The Company has all requisite power and authority to enter into, execute and deliver this Agreement, the Related Agreements to which it is a party and all agreements, documents and instruments contemplated hereby or thereby, to consummate the transactions contemplated thereby, to perform all of its obligations under this Agreement, the Related Agreements to which it is a party and all agreements, documents and instruments contemplated hereby or thereby, and to comply with and fulfill the terms and conditions of this Agreement, the Related Agreements to which it is a party and all agreements, documents and instruments contemplated hereby or thereby. The execution and delivery of this Agreement, the Related Agreements to which it is a party and such other agreements, documents and instruments by the Company and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and each Seller, and no other corporate or other proceedings on the part of the Company or any Seller is necessary to authorize the execution, delivery and performance of this Agreement, the Related Agreements or any other such agreement, document or instrument, as applicable. This Agreement, each of the Related Agreements and all other agreements, documents and instruments executed by the Company in connection with the transactions contemplated thereby have been duly executed and delivered by each of the Company and constitute the Company’s legal, valid and binding obligation, as applicable, enforceable against the Company in accordance with their respective terms and conditions.

Section 4.03. Capital Structure of the Company and Related Matters; Owners of Shares; Subsidiaries.

(a) The total authorized, issued and outstanding shares of the Company are set forth on Section 4.03(a) of the Disclosure Schedules. All of the issued and outstanding shares of the Company are owned by Sellers. All outstanding shares of the Company have been duly authorized and validly issued and are fully paid and non assessable.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Except as set forth on Section 4.03(a) of the Disclosure Schedules, there are no outstanding options, warrants or other rights of any kind to acquire any shares of the Company, nor any outstanding securities convertible into or exchangeable for, or which otherwise confer on the holder thereof any right to acquire, any shares of the Company. Except as set forth on Section 4.03(a) of the Disclosure Schedules, the Company is not committed to issue any such option, warrant, right or security.

(b) Section 4.03(b) of the Disclosure Schedules attached hereto sets forth a true, complete and correct list of the subsidiaries of the Company, and for each subsidiary of the Company, (i) its name, (ii) the number of authorized shares for each class of its capital stock, (iii) the number of issued and outstanding shares of each class of its capital stock, (iv) the names of the holders of such issued and outstanding shares and the number and class of shares held by each such holder and (v) the number of shares of its capital stock held in treasury. The Company or one or more of its subsidiaries holds of record and owns beneficially all of the outstanding shares of each subsidiary of the Company, free and clear of any Encumbrances or Taxes.

Section 4.04. No Conflict or Violation. The execution, delivery, consummation and performance of this Agreement and each of the Related Agreements by the Company do not and shall not: (a) violate or conflict with any provision of the articles of incorporation, bylaws, other Governing Documents of the Company or resolutions adopted by the board of directors or the shareholders of the Company, as applicable; (b) violate any provision of Law applicable to the Company, or the Business; (c) violate or result in a breach of or constitute (with or without due notice or lapse of time or both) a default under any Contract, consent, order or other instrument or obligation to which the Company is a party, or to the Company’s or Sellers’ Knowledge by which any of the Company’s respective assets or properties may be bound; (d) result in the imposition of any Encumbrance or restriction on the Business or any of the assets of the Company (with or without due notice or lapse of time or both); or (e) except as disclosed on Section 4.04(e) and 4.08 of the Disclosure Schedules, cause the Company to become subject to, or to become liable for the payment of, any Tax for any time period ending prior to the Closing Date.

Section 4.05. Consents and Approvals. Section 4.05 of the Disclosure Schedules sets forth a list of each consent, waiver, authorization or approval of any Governmental Entity, or of any other Person, and each declaration to or filing or registration with any Governmental Entity required in connection with the execution and delivery of this Agreement or any of the Related Agreements by the Company, or any agreement, document or instrument contemplated thereby by the Company, as applicable, or the performance by the Company of its obligations hereunder or thereunder, as applicable. Other than as set forth on Section 4.05 of the Disclosure Schedules, no other consents, waivers, authorizations or approvals are required by any Governmental Entity or any other Person.

Section 4.06. Financial Statements; Books and Records.

(a) Attached hereto as Section 4.06(a) of the Disclosure Schedules are true and complete copies of: (i) the audited balance sheets of the Company as of

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

December 31, 2012 and December 31, 2013, and the related statements of income, changes in shareholders’ equity and cash flows for the fiscal years then ended, together with the notes thereto and the audit report thereon of Gallina LLP, certified public accountants; and (ii) the unaudited balance sheet of the Company (the “Interim Balance Sheet”) as of September 30, 2014 (the “Interim Balance Sheet Date”), and the related statements of income, changes in shareholders’ equity and cash flow for the nine (9) months then ended (collectively, the “Financial Statements”). All Financial Statements referred to in this Section 4.06(a), including the notes thereto, have been prepared in accordance with GAAP from the books and records of the Company and fairly and accurately present the financial position of the Company as of the respective dates thereof and the results of the Company’s income, cash flows and changes in shareholders’ equity for the periods then ended. The Company has also delivered to Purchaser copies of all letters from the Company’s auditors to the Company’s Board of Directors or the audit committee thereof during the thirty-six (36) months preceding the execution of this Agreement, together with copies of all responses thereto.

(b) The books of account and other financial records of the Company, all of which have been provided to Purchaser, are complete and correct in all respects and represent actual, bona fide transactions and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act (regardless of whether the Company is subject to such section or not), including, without limitation, the maintenance of an adequate system of internal control over financial reporting. The minute books of the Company, all of which have been provided to Purchaser, are accurate and complete in all respects and contain records of all meetings held, and corporate action taken by, the shareholders of the Company (including Sellers) and the Board of Directors (and committees of the Board of Directors) of the Company, and no meeting of any such shareholders, Board of Directors or committee has been held for which minutes are not contained in such minute books.

(c) Sellers and the Company have provided Purchaser with a calculation of Contracted Backlog, a copy of which is attached hereto as Section 4.06(c) of the Disclosure Schedules, and which is complete and correct in all respects.

(d) The remaining amount of the Company’s work in process for projects or jobs begun but not yet completed, as of the Closing Date, based upon a percentage of completion basis, as reflected in Section 4.06(d) of the Disclosure Schedules (the “Work In Process”), represents a true and correct statement of the remaining work to be completed for such projects or jobs, together with the listing of costs incurred for those jobs, fees billed, and fees collected, and to Seller’s and Company’s knowledge, is true, complete and correct in all material respects. For purposes of this Section 4.06(d) only, Section 4.06(d) of the Disclosure Schedules shall not be considered as being “true, complete or correct in all material respects” if: (i) a job which is under contract is omitted from the Schedule; or (ii) if a listed job reflects either costs or billings or collections that are in error by more than 20% from actual; or (iii) if the percentage of work claimed to be completed deviates by more than 20% from actual.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Section 4.07. Absence of Certain Changes or Events. Except as set forth on Section 4.07 of the Disclosure Schedules or as reflected in the Company’s September 30, 2014 financial statement, since September 30, 2014, the Company has operated the Business in the Ordinary Course of Business and there has not been any:

(a) change, event or condition (whether or not covered by insurance) that has resulted in, or might be expected to result in, a Material Adverse Effect on the Company, the Shares or the Business;

(b) (i) increase in the compensation payable or to become payable to any Personnel engaged in the Business, whether agreed upon orally or in writing, and whether or not conditional; (ii) bonus, incentive compensation, service award or other like benefit granted, made, or accrued, contingently or otherwise, for or to the credit of any Personnel engaged in the Business, whether agreed upon orally or in writing, and whether or not conditional; (iii) addition to or modification of any Employee Plan, arrangement or practice or other employee welfare, pension, retirement, profit-sharing or similar payment or arrangement made or agreed to by the Company for any Personnel engaged in the Business; or (iv) new employment agreement with any Personnel engaged in the Business to which the Company is a party;

(c) sale, assignment or transfer of any of the Shares, assets or properties of the Company except for fair market value and in the Ordinary Course of Business;

(d) cancellation of any indebtedness or waiver of any rights having a value in the aggregate of $50,000 or greater, whether or not in the Ordinary Course of Business;

(e) execution, delivery, amendment, cancellation, waiver, modification or termination of any Contract;

(f) capital expenditure or acquisition of any securities or the execution of any lease or any incurring of Liability in connection with the Business involving payments in excess of $50,000 in the aggregate;

(g) failure to repay or discharge any obligation or Liability;

(h) failure to preserve the Business intact, to exercise best efforts to keep available to Purchaser the services of the Personnel and to preserve for Purchaser the goodwill of the Company’s dealers, suppliers, customers and others having business relations with it;

(i) changes in policies or practices relating to selling practices, returns, credit, discounts or other terms of sale or in policies of employment;

(j) changes in accounting methods or practices or in the rate or timing of payment of trade payables or collection of Accounts Receivable;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(k) revaluation by the Company of any of the Company’s assets, including writing off any Accounts Receivable;

(l) failure to maintain in full force and effect insurance comparable in amount and scope of coverage to insurance carried as of the date of this Agreement in connection with the Business;

(m) damage, destruction or loss (whether or not covered by insurance) affecting the Company’s assets or the Business;

(n) mortgage, pledge or other Encumbrance placed upon any of the Company’s assets;

(o) indebtedness incurred for borrowed money or any commitment to borrow money by the Company, or any loans, investments or capital contributions made or agreed to be made by the Company, or any guarantee, assumption, endorsement of, or other assumption of an obligation by the Company with respect to any Liabilities or obligations of any other Person;

(p) change in the Company’s authorized or issued capital stock, grant of any stock option or right to purchase shares of capital stock of the Company or issuance of any security convertible into such capital stock;

(q) declare, set aside or pay any dividend or make any distribution with respect to its capital stock (whether in cash or in kind) or redeem, purchase or otherwise acquire any of its capital stock for the benefit of, any Seller or any Affiliate of any Seller (other than payments made to officers, directors, managers and employees in the Ordinary Course of Business);

(r) amendment or waiver to or modification, termination or cancellation of the Governing Documents or any Material Contract of the Company;

(s) entry by the Company into any transaction with any of its Personnel or payment to or from, or entry into any transaction with, any Affiliate or Related Party of Seller or any such Personnel;

(t) indication by any customer or supplier of an intention to discontinue or change the terms of its relationship with the Company;

(u) grant of any rights or interests to any other Person in any Intellectual Property Assets, the Real Property or the Leased Real Property;

(v) labor union organizing activity or any actual or threatened employee strikes, work stoppages, slowdowns or lockouts;

(w) Tax election outside of the Ordinary Course of Business;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(x) payment to or from, or entry into any transaction with, any Affiliate of the Company; or

(y) agreement by the Company to do any of the foregoing or any action by the Company that would result in the occurrence of any of the foregoing.

Section 4.08. Tax Matters.

(a) Except as otherwise provided in Section 8.01 below, the Company and LLC have filed or caused to be filed on a timely basis all Tax Returns and all reports with respect to Taxes that are or were required to be filed pursuant to applicable Law. All Tax Returns and reports filed by the Company and LLC are true, correct and complete in all respects and were prepared in compliance with all applicable laws and regulations. The Company and LLC have paid, or made provision for the payment of, all filed or required to be filed, Taxes that have or may have become due for all periods covered by all Tax Returns filed or required to be filed, or otherwise, or pursuant to any assessment received by the Company, except such Taxes as are set forth on Section 4.08(a) of the Disclosure Schedules and are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided in the Interim Balance Sheet. The Company and LLC have made all withholding of Taxes required to be made under all applicable Laws, including, without limitation, withholding with respect to sales and use Taxes and compensation paid to employees, and the amounts withheld have been properly paid over to the appropriate Tax authorities. The Company and LLC currently are not the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made or could reasonably be made by any Governmental Entity in a jurisdiction where the Company or LLC does not file Tax Returns that they are or may be subject to taxation by that jurisdiction. There are no Encumbrances on any of the Shares or Interests that arose in connection with any failure (or alleged failure) to pay any Tax and no basis exists for assertion of any claims attributable to Taxes which, if adversely determined, would result in any such Encumbrance. The Company and LLC are not a “foreign person” within the meaning of Section 1445(f)(3) of the Code. The transactions contemplated by this Agreement are not subject to the Tax withholding provisions of Section 3406 of the Code or of Sub-Chapter A or Chapter 3 of the Code, or of any other comparable provision of Law.

(b) The Company and LLC have delivered to Purchaser copies of, and Section 4.08(b) of the Disclosure Schedules contains a complete and accurate list of, all Tax Returns filed since December 31, 2010. The federal and state income or franchise Tax Returns of the Company and LLC have been audited by the IRS or relevant state tax authorities or are closed by the applicable statute of limitations for all taxable years through December 31, 2009. Section 4.08(b) of the Disclosure Schedules contains a complete and accurate list of all Tax Returns of the Company and LLC that have been audited or are currently under audit and accurately describes any deficiencies or other amounts that were paid or are currently being contested. No deficiencies are expected to be asserted with respect to any such current audit. All

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

deficiencies proposed as a result of such audits have been paid, reserved against, settled or are being contested in good faith by appropriate proceedings as described on Section 4.08(b) of the Disclosure Schedules. The Company and LLC have delivered to Purchaser, copies of any examination reports, statements or deficiencies or similar items with respect to such audits. Neither the Company, LLC nor any Seller expect that any Governmental Entity may assess any additional Taxes for any period for which Tax Returns have been filed. There is no dispute or claim concerning any Taxes of the Company or LLC either: (i) claimed or raised by any Governmental Entity; or (ii) as to which the Company or LLC have Knowledge. Section 4.08(b) of the Disclosure Schedules contains a list of all Federal and California, Washington and Texas state Tax Returns for which the applicable statute of limitations has not run. The Company and LLC have not given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of Taxes of the Company or LLC or for which the Company or LLC may be liable.

(c) There is no Tax sharing agreement, Tax allocation agreement, Tax indemnity obligation or similar Contract understanding or practice with respect to Taxes (including any advance pricing agreement, closing agreement or other arrangement relating to Taxes) that will require any payment by the Company or LLC.

(d) The Company (i) has not been a member of an affiliated group within the meaning of Code Section 1504(a) (or any similar group defined under a similar provision of state, local or foreign Law), and (ii) has no Liability for Taxes of any Person (other than the Company and its subsidiaries) under Treas. Reg. sect. 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor by contract or otherwise.

(e) The Company and LLC have disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code Section 6662.

(f) The Company elected to be taxed as an S corporation within the meaning of Code Sections 1361 and 1362 by filing a valid IRS form 2553 to be effective as of December 10, 2008 (the “S Election”) and has been a taxed as a validly electing S corporation within the meaning of Code Sections 1361 and 1362 at all times since the effective date of the S Election. The Company will be an S corporation up to and including the Closing Date.

(g) At all times since its formation, LLC has been and will be through the date of contribution to the Company, classified as a partnership for federal income tax purposes.

(h) The Company will not be liable for any Tax under Code Section 1374 in connection with the deemed sale of its assets caused by the Section 338(h)(10) Election. The Company has not, in the past 10 years (A) acquired assets from another

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

corporation in a transaction in which the Company’s Tax basis for the acquired assets was determined, in whole or in part, by reference to the Tax basis of the acquired assets (or any other property) in the hands of the transferor or (B) acquired the stock of any corporation that is a qualified subchapter S subsidiary.

(i) Neither Company nor LLC has engaged in a trade or business, had a permanent establishment (within the meaning of an applicable Tax treaty), or otherwise become subject to Tax jurisdiction in a country other than the country of its formation.

(j) Neither Company nor LLC has agreed, or are required, to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise. Neither the Company nor LLC will be required to include any item of income in, or exclude any item of deduction from, taxable income for any period (or any portion thereof) ending after the Closing Date as a result of any installment sale or other transaction on or prior to the Closing Date or any accounting method change or agreement with any Taxing Authority.

(k) Neither Company nor LLC has been a party to a transaction that is or is substantially similar to a “listed transaction,” as such term is defined in Treasury Regulations Section 1.6011 4(b)(2), or any other transaction requiring disclosure under analogous provisions of state, local or foreign Tax Law.

Section 4.09. Absence of Undisclosed Liabilities.

(a) Except as set forth on Section 4.09 of the Disclosure Schedules, the Company has no indebtedness, obligation or Liability (in any case, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated or due or to become due) which is not shown on the face of the Interim Balance Sheet (rather than in the notes thereto), other than Liabilities incurred or accrued in the Ordinary Course of Business since the Interim Balance Sheet Date (none of which is a Liability resulting from, arising out of, relating to, in the nature of, or caused by any breach of any Contract, breach of warranty, tort, infringement, violation of Law, environmental matter, claim or lawsuit) and, to the Knowledge of the Company and the Sellers, there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim or demand against any of the Sellers, the Business or the Company giving rise to any such indebtedness, obligation or Liability. None of the Company’s Personnel is now or shall by the passage of time hereinafter become entitled to receive any vacation time, vacation pay or severance pay attributable to services rendered prior to such date except as disclosed on the face of the Interim Balance Sheet and included in the calculation of the Final Working Capital. The Shares shall be conveyed to Purchaser pursuant to this Agreement free and clear of all Encumbrances (other than the Permitted Encumbrances), and Purchaser shall not incur any Liability or obligation as a result of its acquisition of the Shares.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(b) For avoidance of doubt, upon the occurrence of Closing all long term liabilities of the Company shall be paid from Company’s existing cash or the Closing Cash Payment, and all liabilities discussed on Section 4.09 of the Disclosure Schedules will be either paid by the Sellers or properly reserved for in connection with the calculation of the Final Working Capital and the only remaining liabilities of the Company shall be: (i) those liabilities reflected or accrued in the calculation of the Final Working Capital; and (ii) those liabilities which relate to an ongoing obligation to complete performance under any contracts in existence at Closing.

Section 4.10. Real Property. The Company does not own any real property which is held for, or used in, the Business (collectively, the “Real Property”). Magnus Real Estate Group, LLC (“MRE”), an Affiliate of the Company, owns certain Real Property which it leases to the Company. To the Company or Seller’s Knowledge, no portion of the Real Property owned by MRE and being leased by the Company is located in either a “Special Flood Hazard Area” pursuant to the Federal Insurance Rate Maps created by the Federal Emergency Management Agency or an area which is inundated by a “100 year” flood as provided by any Governmental Entity.

Section 4.11. Leased Real Property. Section 4.11 of the Disclosure Schedules sets forth a list of all real property in which the Company has a leasehold interest (the “Leased Real Property”, with the leases or other agreements evidencing such interests being referred to as the “Real Property Leases”). The Company has provided Purchaser with complete and accurate copies of all Real Property Leases. Neither the Company nor any party thereto is in breach of or default under any Real Property Lease, and no party to any Real Property Lease has given the Company notice (whether written or oral) of or made a claim with respect to any breach or default thereunder. None of the Leased Real Property is subject to any sublease or grant to any Person of any right to the use, occupancy or enjoyment of the property or any portion thereof except as provided for in the Real Property Leases. The Leased Real Property is not subject to any Encumbrance (other than the lien, if any, of current property Taxes and assessments not in default and other than as provided for in the Real Estates Leases). The Leased Real Property is not subject to any use restrictions, exceptions, reservations or limitations which in any respect interfere with or impair the present and continued use thereof in the Ordinary Course of Business. There are no pending or, to the Company’s or Sellers’ Knowledge, threatened condemnation or other Proceedings or claims relating to any of the Leased Real Property. The Real Property Leases shall continue to be legal, valid, binding, enforceable and in full force and effect on identical terms immediately following the consummation of the transactions contemplated by this Agreement.

Section 4.12. Conformity of the Real Property and the Leased Real Property. To the Company’s or Sellers’ Knowledge all buildings, structures and improvements located on, fixtures contained in, and appurtenances attached to the Real Property or the Leased Real Property conform in all respects to all applicable Laws, including those related to zoning, use or construction, and the Real Property and the Leased Real Property are zoned for the purposes for which they are presently used by the Company. All such buildings, structures, improvements, fixtures and appurtenances are in good condition and repair, subject to normal wear and tear, and no condition exists which interferes with the economic value or use thereof.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Section 4.13. Equipment and Machinery.

(a) Section 4.13 of the Disclosure Schedules sets forth a list of all Equipment and Machinery (whether owned or leased by the Company) included in the Company’s assets and a designation as to whether such Equipment and Machinery is owned or leased by the Company. Except as set forth on Section 4.13 of the Disclosure Schedules, as of the Closing, the Company has good title, free and clear of all Encumbrances (other than the Permitted Encumbrances), to the Equipment and Machinery listed as owned by it. Except as set forth on Section 4.13 of the Disclosure Schedules, the Company holds good and transferable leasehold interests in all Equipment and Machinery listed as leased by it, in each case under valid and enforceable leases.

(b) The Equipment and Machinery are in good operating condition and repair (except for ordinary wear and tear), are all of the Equipment and Machinery necessary or desirable for the operation of the Business as presently conducted (and as presently proposed to be conducted), and are in conformity in all respects with all applicable Laws and other applicable requirements.

Section 4.14. Accounts Receivable and Inventories.

(a) Except for billing corrections made in the Ordinary Course of Business, which have no impact on the calculation of Final Working Capital, the Accounts Receivable reflected in the Interim Balance Sheet, and all Accounts Receivable arising since the Interim Balance Sheet Date, represent or shall represent bona fide claims, arms-length transactions, against debtors for sales, services performed or other charges arising in the Ordinary Course of Business and are not subject to dispute, set-off or counterclaim. The Company shall use commercially reasonable efforts to collect all Accounts Receivable in full in the Ordinary Course of Business (without the necessity of legal Proceedings) within ninety (90) calendar days after invoicing therefor in accordance with their terms, and at the aggregate recorded amounts thereof. Except for any billing corrections made in the Ordinary Course of Business, which have no impact on the calculation of Final Working Capital, as referenced above, in the event the Company is unable to collect any Accounts Receivable within such ninety (90) day period, Purchaser shall be entitled to setoff such uncollected amounts from the then remaining value of the Note, provided, however, that if any of such funds are collected after such setoff then the collected funds shall be paid to the Sellers.

(b) All items of Inventory included in the Company’s assets reflected on the Interim Balance Sheet or acquired after the Interim Balance Sheet Date and prior to the Closing Date consist or shall consist of a quality and quantity usable and saleable within a reasonable period of time in the Ordinary Course of Business. All Inventory had or shall have a commercial value at least equal to the value shown on the Interim

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Balance Sheet and is or shall be valued in accordance with GAAP at the lower of cost or market value on a first in, first out basis. All Inventory (other than Inventory in transit in the Ordinary Course of Business) is located at the Real Property or at the Leased Real Property. Work-in-process Inventories are now valued, and shall be valued on the Closing Date, according to GAAP.

Section 4.15. Services.

(a) Purchaser has been furnished with complete and accurate copies of the standard terms and conditions of sale for each of the products or services of the Company (containing applicable guaranty, warranty and indemnity provisions). Except as set forth on Section 4.15(a) of the Disclosure Schedules, no product manufactured, sold or delivered by, or service rendered by or on behalf of, the Company is subject to any guaranty, warranty or other indemnity, express or implied, beyond such standard terms and conditions.

(b) The Company has no Liability of any nature whether based on strict liability, negligence, breach of warranty (express or implied), breach of contract or otherwise, in respect of any product, component or other item manufactured, sold, designed or produced prior to the Closing by, or service rendered prior to the Closing by or on behalf of, the Company or any predecessor of the Company that is not otherwise fully and adequately reserved against as reflected on the face of the Interim Balance Sheet.

(c) The Company has not entered into, or offered to enter into, any Contract pursuant to which the Company or Purchaser (after the Closing Date) is or shall be obligated to make any rebates, discounts, promotional allowances or similar payments or arrangements with or to any customer or other business relation.

Section 4.16. Intellectual Property.

(a) Section 4.16(a) of the Disclosure Schedules contains a complete and accurate list of all of the Intellectual Property Assets owned, in whole or in part, or licensed by the Company. Except as set forth on Section 4.16(a) of the Disclosure Schedules, the Intellectual Property Assets are all those necessary for the operation of the Business as it is currently conducted or presently proposed to be conducted by the Company. All of the Intellectual Property Assets are in good standing, are duly authorized, validly, issued and enforceable and have not been cancelled. The Company, nor any Seller, has Knowledge of any facts that would invalidate or render any of the Intellectual Property Assets unenforceable.

(b) The Company is the owner or licensee of all right, title and interest in and to each of the Intellectual Property Assets, free and clear of all Encumbrances. The Company’s use of its Intellectual Property Assets, and the operation of the Business as currently conducted and as presently proposed to be conducted does not and shall not infringe, misappropriate or otherwise make any unlawful or unauthorized use of any of the intellectual property assets or other proprietary right of any Person. Except as set

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

forth on Section 4.16(b) of the Disclosure Schedules, (i) there are no licenses now outstanding or other rights granted to any Person with respect to any of the intellectual property assets, (ii) neither the Company, nor any Seller is a party to any Contract with respect to any of the Intellectual Property Assets and (iii) neither the Company, nor any Seller has received any notice or other communication claiming, alleging or suggesting that the Company has infringed, misappropriated or otherwise made any unlawful or unauthorized use of any of its Intellectual Property Assets, and, to the Knowledge of the Company or any Seller, no other Person has threatened to make any such claims and there are no basis for any claims. To the Knowledge of the Company or any Seller, no third party is infringing any of the Company’s rights in any of its Intellectual Property Assets. All of the Intellectual Property Assets are assignable to Purchaser without the consent or approval of any Person. Except as described on Section 4.16(b) of the Disclosure Schedules, there are no unresolved claims made that any of the Intellectual Property Assets or the activities of the Company or any Seller in connection with the Intellectual Property Assets constitutes unfair competition or are in violation or infringement of any Mark, Patent, Copyright, Trade Secret, Documentation, Domain Name, Software or Website or registration therefore, of any other Person.

(c) Upon consummation of the transactions contemplated by this Agreement, Purchaser shall receive complete and exclusive right, title and interest in and to all tangible and intangible property rights existing in the Intellectual Property Assets. The Company has developed the Intellectual Property Assets entirely through its own efforts and for its own account. There are no Intellectual Property Assets that have been created by any independent contractor or other third party for the Company, other than the Intellectual Property Assets owned by independent contractors or third Parties and licensed to the Company pursuant to the license agreements listed on Section 4.16(c) of the Disclosure Schedules. Each of the license agreements listed on Section 4.16(c) of the Disclosure Schedules following the consummation of the transactions contemplated by this Agreement (i) shall remain the legal, valid, binding and enforceable obligations of such independent contractor or third party and (ii) have not been repudiated in any way by the Company nor is the Company in default under such agreements.

(d) The Company is not in default with respect to any order, writ, judgment, award, injunction or decree of any Governmental Entity or regulatory authority or arbitrator applicable to the Intellectual Property Assets or the Company’s activities in connection therewith, nor does the Company or any Seller have any Knowledge that any factual circumstances could result in such default.

(e) The Company has not agreed to indemnify any Person against any charge of infringement or other violation with respect to any of the Intellectual Property Assets.

(f) The Company has the right, which, to the Company’s or Sellers’ Knowledge, is non-terminable and not subject to expiration or revocation, to develop,

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

license, control, regulate the use of or otherwise exploit the Intellectual Property Assets without any valid legal or equitable claim by, or payment or other obligation owing to, or required consent from, any Person.

Section 4.17. Employee Benefit Plans.

(a) Section 4.17(a) of the Disclosure Schedules contains a complete and accurate list of all Employee Plans and the Company’s Benefit Obligations. All such Employee Plans and the Company’s Benefit Obligations are in full force and effect and are in compliance in all respects, both as to form and operation, with all applicable provisions of ERISA, the Code and any other applicable Laws, and with any applicable collective bargaining agreements. No event has occurred, and there exists no condition or set of circumstances which has resulted in or which could result in the imposition of any Liability on the Company under ERISA, the Code or other applicable Law with respect to such Employee Plans or the Company’s Benefit Obligations.

(b) All Employee Plans which are “employee pension benefit plans” within the meaning of Section 3(2) of ERISA and which are intended to meet the qualification requirements of Section 401(a) of the Code have at all times met the qualification requirements of Section 401(a) of the Code (“Pension Plan”), and each related trust has at all times been exempt from taxation under Section 501(a) of the Code. All contributions required to be made under the terms of any Employee Plans have been timely made or have been reflected in the Financial Statements.

(c) The Company is not part of a controlled group of employers with any other Person (as defined in Section 7701(a)(l) of the Code) which is considered a single employer under Sections 414(b), (c), (m) or (o) of the Code, or Section 3(5) or 4001(b)(1) of ERISA, or the regulations promulgated thereunder.

(d) The Company does not sponsor, maintain or contribute to, and is not required to contribute to, and has never contributed to, any Employee Plan that is subject to Title IV of ERISA or any Multiemployer Plan and has no Liability of any nature, whether known or unknown, fixed or contingent, choate or inchoate, with respect to any such Employee Plan or Multiemployer Plan.

(e) The Company does not sponsor, maintain or contribute to, and is not required to contribute to, and has never contributed to any medical, health, life or other welfare benefits for present or future terminated or retired employees or their spouses or dependents, other than as required by Part 6 of Subtitle B of Title I of ERISA, COBRA, or any comparable state Law, and has no Liability of any nature, whether known or unknown, fixed or contingent, choate or inchoate, with respect to any such post-termination welfare benefits.

(f) Each Pension Plan has received determination letters from the IRS to the effect that each such Pension Plan is qualified and the related trusts are exempt from federal income taxes, and no determination letter received with respect to any Pension Plan has been revoked, nor is there any reason for such revocation, nor has any Pension Plan been amended since the date of its most recent determination letter in any respect which could adversely affect its qualification.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(g) There are no pending audits or investigations by any governmental agency involving any of the Employee Plans, and there are no threatened or pending claims (except for individual claims for benefits payable in the normal operation of the Employee Plans), suits or Proceedings involving any Employee Plan, any fiduciary thereof or service provider thereto, nor, to the Company’s or Sellers’ Knowledge, is there any reasonable basis for any such claim, suit or Proceeding.

(h) None of the Company, any ERISA Affiliate or any employee of the Company or any ERISA Affiliate has engaged in a “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code, nor has any such person breached any duty imposed by Title I of ERISA, with respect to any Employee Plan. No other Person has engaged in such a prohibited transaction or breach with respect to any Employee Plan.

(i) All insurance premiums under any insurance policy related to an Employee Plan for any period up to and including the Closing Date have been paid, or accrued and booked on or prior to the Closing Date in the Financial Statements, and, with respect to any such insurance policy or premium payment obligation, the Company is not subject to a retroactive rate adjustment, loss sharing arrangement or other actual or contingent Liability.

(j) Within the six-month period preceding the Closing Date, there has been no amendment to, announcement by the Company relating to, or change in employee participation or coverage under, any Employee Plan which would increase the expense of maintaining such Employee Plan above the level of the expense incurred therefor for the most recent fiscal year, except for increases directly resulting from an increase in the number of persons employed by the Company or promotions of existing employees in the Ordinary Course of Business.

(k) The Company does not have any Contract, whether legally binding or not, to create any additional Employee Plan or to modify any existing Employee Plan.

(l) No condition, fact or circumstance exists which would prevent the Company from amending or terminating any Employee Plan with respect to any future, current, former or retired employee, independent contractor or agent of the Company.

(m) As applicable, with respect to each of the Employee Plans, the Company has delivered to Purchaser complete and accurate copies of: (i) all plan documents (including all amendments and modifications thereof) and, in the case of an unwritten Employee Plan, a written description thereof, and in either case all related agreements including the trust agreement and amendments thereto, insurance contracts and investment management agreements; (ii) the last three (3) filed Form 5500 series and all schedules thereto; (iii) the current summary plan descriptions and all modifications thereto; (iv) the three (3) most recent actuarial reports, financial statements and trustee

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

reports; and (v) copies of all private letter rulings, requests and determination letters issued with respect to any Employee Plan and filings, summaries of self-corrections or applications made under the Employee Plans Compliance Resolution System (as set forth in Revenue Procedure 2003-44, and any successor thereto) or the Voluntary Fiduciary Correction or Delinquent Filer Voluntary Compliance programs with respect to the Employee Plans within the past five (5) years.

(n) The Company has not, since December 31, 2013, (i) granted an interest in a nonqualified deferred compensation plan (as defined in Section 409A(d)(1) of the Code) which interest has been or, upon the lapse of a substantial risk of forfeiture with respect to such interest, will be subject to the Tax imposed by Sections 409A(a)(1)(B) or (b)(4)(A) of the Code, or (ii) modified the terms of any nonqualified deferred compensation plan in a manner that could cause an interest previously granted under such plan to become subject to the Tax imposed by Sections 409A(a)(1)(B) or (b)(4) of the Code.

(o) All deferred compensation arrangements, as defined under Section 409A of the Code, have been or will be amended to comply with Code Section 409A on or prior to the Closing Date, and therefore, no such arrangements will be subject to the Tax imposed by Sections 409A(a)(1)(B) or (b)(4)(A) of the Code.

(p) It is expressly understood that Purchaser assumes no Liability for any underfunding of the Employee Plans or the Company’s Benefit Obligations, and that the ongoing operations or termination of such Employee Plans or the Company’s Benefit Obligations, and any expenses or Liabilities incidental thereto, shall be the sole responsibility of the Company.

Section 4.18. Personnel; Labor Relations.

(a) Section 4.18(a) of the Disclosure Schedules sets forth a list of all collective bargaining agreements and other agreements or documents relating to relationships with Personnel to which the Company is a party, identifying the Parties thereto, the expiration dates and the status thereof. The Company has provided Purchaser a true and complete copy of all such collective bargaining agreements. In the event the Company has entered into any collective bargaining agreements of which Purchaser has not been provided a true and complete copy, Sellers and the Company represent and warrant that any such agreements do not contain any terms materially different than those which have been provided.

(b) (i) There is no labor strike, lockout, dispute, slowdown or stoppage pending or threatened against or involving the Company, nor has any such event or labor difficulty occurred within the past five (5) years, (ii) no union claims to represent the Company’s Personnel, (iii) the Company is not a party to nor is the Company bound by any collective bargaining or similar agreement with any labor organization, written work rules or practices or unwritten work rules or practices agreed to with any labor organization or employee association, (iv) there has been no attempt to organize

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

any group or all of the Company’s Personnel within the past five (5) years, (v) the Company is in compliance in all respects with all applicable Laws relating to employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health, (vi) there is no unfair labor practice charge or complaint against the Company pending or threatened before the National Labor Relations Board or any Governmental Entity (and there is no reasonable basis therefor), (vii) there is no charge with respect to or relating to the Company pending before the Equal Employment Opportunity Commission or any other agency responsible for the prevention of unlawful or discriminatory employment practices (and there is no reasonable basis therefor), (viii) the Company has not received any notice of the intent of any Governmental Entity responsible for the enforcement of labor or employment Laws to conduct an investigation or other inquiry relating to the Company, and no such investigation or other inquiry is in progress, (ix) there is no Proceeding pending or threatened, in any forum by or on behalf of any present or former Personnel of the Company, any applicant for employment or any class or classes of the foregoing alleging breach of any express or implied Contract of employment, any Law governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship, (x) there is no agreement of any kind which restricts the Company from relocating, closing or terminating any of its operations or facilities, (xi) neither the Company nor any Seller has any Knowledge that any of the Company’s Personnel has any current or immediate plans to terminate his or her employment with the Company, and (xii) the Company has no present intention to terminate the employment of any Personnel due to misconduct, absenteeism or unsatisfactory performance.

(c) The Company has not, in the past five (5) years, with respect to the Business, effectuated (i) a “plant closing” (as defined in the WARN Act) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Business, or (ii) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of the Business, nor has the Business been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar Law. None of the Company’s Personnel has suffered an “employment loss” (as defined in the WARN Act) during the previous six (6) months.

(d) Nothing contained in this Agreement shall confer upon any Personnel of the Company any right with regard to continued employment by Purchaser nor any third party beneficiary rights, nor shall anything herein (i) interfere with the right of Purchaser after the Closing Date to terminate the employment of any of its Personnel at any time, with or without cause or notice, or (ii) restrict Purchaser in the exercise of its independent business judgment in establishing or modifying any of the terms or conditions of the employment of its Personnel. Purchaser will not incur any Liability on account of the Company’s Personnel in connection with the transactions contemplated by this Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(e) No Personnel of the Company is bound by any Contract that purports to limit the ability of such Personnel (i) to engage in or continue to perform any conduct, activity, duties or practice relating to the Business or (ii) to assign to the Company or to any other Person any rights to any invention, improvement or discovery. No former or current Personnel of the Company is a party to, or is otherwise bound by, any Contract that in any way adversely affected, affects or will affect the ability of Purchaser to conduct the Business as presently conducted and as presently proposed to be conducted.

(f) (i) The Company has not entered into any severance or similar arrangement in respect of any present or former Personnel that shall result in any Liability of the Company or Purchaser to make any payment to any present or former Personnel following termination of employment, including the termination of employment effected by the transactions contemplated by this Agreement, and (ii) the consummation of the transactions contemplated by this Agreement shall not (A) increase or modify any benefits otherwise payable by the Company or Purchaser to any Personnel or former Personnel of the Company, or (B) result in the acceleration of time of payment or vesting of any such benefits except as required under Section 411(d)(3) of the Code. The consummation of the transactions contemplated by this Agreement shall not trigger any severance or similar arrangement of the Company payable by Purchaser after the Closing. There are no Contracts providing for payments that could subject any Person to Liability for Tax under Section 409A or Section 4999 of the Code. No Employee Plans provide for “parachute payments” within the meaning of Section 280G of the Code.

(g) The Company has maintained workers’ compensation coverage as required by applicable Law through the purchase of insurance and not by self-insurance or otherwise.

Section 4.19. Environmental Compliance. As a result of the Company’s and Sellers actions, and to the Company and Sellers’ Knowledge, as a result of the actions of a third party:

(a) No Hazardous Material has been disposed of, spilled, leaked or otherwise released on any Real Property or Leased Real Property or at any geologically or hydrologically adjoining property, no Hazardous Materials are present on or in the ambient air, surface water, ground water, land surface or subsurface strata at any Real Property or Leased Real Property, including any Hazardous Materials contained in barrels, aboveground or underground storage tanks, landfills, land deposits, dumps, equipment (whether movable or fixed) or other containers, either temporary or permanent, and deposited or located in land, water, sumps or any other part of the Real Property or Leased Real Property or such adjoining property, or incorporated into any structure therein or thereon, nor has any Hazardous Material come to be located in the soil, surface water or groundwater on or below any Real Property or Leased Real Property. No Hazardous Materials are or have been generated, manufactured, treated, stored, transported, used, disposed of or otherwise handled by the Company either on

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

or off of any Real Property or Leased Real Property, and there are no underground storage tanks thereon (whether or not regulated and whether or not out of service, closed or decommissioned). There is no condition affecting any Real Property or Leased Real Property causing it to be in violation of any Environmental Requirement. There are no asbestos-containing materials incorporated into the buildings or interior improvements that are part of any of the Real Property or Leased Real Property, or into any other assets of the Company. There is no electrical transformer, fluorescent light fixture with ballasts or other equipment containing polychlorinated biphenyls on any of the Real Property or Leased Real Property. The Company has not conducted activities on the Real Property or Leased Real Property involving the treatment, storage or disposal of Hazardous Materials. To the Sellers’ Knowledge, and without inquiry, and except as set forth in any Phase 1 study previously delivered by Purchaser, no previous owner or tenant of the Real Property or Leased Real Property has spilled, disposed, discharged, emitted or released any Hazardous Materials into, upon or from any Real Property or Leased Real Property or into or upon the soil, ground water or surface water thereof, nor has any previous owner or tenant of the Real Property or Leased Real Property violated any Environmental Requirements with respect to the Real Property or Leased Real Property.

(b) Except as set forth on Section 4.19(b) of the Disclosure Schedules, the Company is in compliance with, and has at all times complied in all respects with, all Environmental Requirements, and the Company has not received any notice or been cited for any violation or potential violation of any such Environmental Requirements. No capital expenditures by the Company or Purchaser (following the Closing Date) shall be required to establish or maintain compliance with any applicable Environmental Requirements. There is no pending investigation, civil, criminal or administrative action, notice or demand letter, notice of violation or other Proceeding by any Governmental Entity with respect to ground water or surface water, soil or air contamination, the storage, treatment, release, transportation or disposal of Hazardous Materials, the use of underground storage tanks by the Company or any previous owner or tenant of any Real Property or Leased Real Property or the violation of any Environmental Requirement relating to any Real Property, Leased Real Property or the Business. Neither the Company nor any Seller has received any notice or other communication concerning any past, present or future events, actions or conditions which under present Law may give rise to any Liability of the Company or Purchaser (following the Closing Date) relating to the presence of Hazardous Materials on the Real Property or Leased Real Property or on the real property of any Person. The Company has no agreement with any Governmental Entity relating to any such environmental matter or any environmental or Hazardous Materials cleanup.

(c) A complete listing of all projects where Company transported Hazardous Materials offsite, and the location where those offsite facilities are located, is set forth on Section 4.19(c) of the Disclosure Schedules.

Section 4.20. Licenses and Permits. Section 4.20 of the Disclosure Schedules sets forth a list, together with a description of type, duration and status, of each of the Licenses

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

and Permits held by the Company or required in order to operate the Business. The Company has obtained and maintained in full force and effect all Licenses and Permits required to operate the Business in the Ordinary Course of Business. The Company has provided Purchaser with true and complete copies of all Licenses and Permits. The consummation of the transactions contemplated hereby shall not interrupt or give any Governmental Entity the right to modify, terminate or interrupt the continuation of any of the Licenses and Permits or the conduct of the Business. The Company is in compliance with all terms, conditions and requirements of all Licenses and Permits and no Proceeding is pending or threatened relating to the revocation or limitation of any of the Licenses or Permits.

Section 4.21. Insurance; Bonds.

(a) Section 4.21(a) of the Disclosure Schedules sets forth a list of all policies of title, liability, fire, casualty, business interruption, workers’ compensation and all other forms of insurance (including, without limitation, self-insurance arrangements) (collectively, the “Policies” and individually, a “Policy”) insuring the properties, assets or other operations of the Company, setting forth the carrier, policy number, expiration dates, premiums, deductibles, description of type of coverage and coverage amounts. The Company has provided Purchaser with true and complete copies of all of the Policies.

(b) Each of the Policies is in an amount and insures against the risks usually and customarily carried by a Person engaged in the type of business which constitutes the Business. Each of the Policies is in full force and effect. The Company is not in default under any provisions of any Policy, and the Company has not received notice of cancellation or modification of any Policy. There is no claim by the Company pending under any Policy as to which coverage has been questioned, denied or disputed by the underwriters of any Policy, and neither the Company nor any of Sellers has any Knowledge of any basis for denial of any claim under any Policy. The Company has not received any notice from or on behalf of any insurance carrier issuing any Policy that insurance rates therefor shall hereafter be increased or that there shall hereafter be a cancellation or an increase in a deductible (or an increase in premiums in order to maintain an existing deductible) or non-renewal of any Policy. The Policies are sufficient in all respects for compliance by the Company with all requirements of Law and with the requirements of all Material Contracts.

(c) Section 4.21(c) of the Disclosure Schedules set forth all outstanding bonds or other surety arrangements issued or entered into in connection with the assets and properties of the Company or the Business.

Section 4.22. Contracts and Commitments. Section 4.22 of the Disclosure Schedules contains a list of all of the following Contracts (collectively, the “Material Contracts”):

(a) employment, consulting, bonus, profit-sharing, percentage compensation, deferred compensation, pension, welfare, retirement, stock purchase or stock option plans and agreements and commitments with or relating to the Personnel (current or former) or Affiliates of the Company;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(b) notes, mortgages and Contracts for the repayment or borrowing of money by the Company in excess of $50,000 in any one case or $200,000 in the aggregate, or for a line of credit, including borrowings by the Company in the form of guarantees of, indemnification for or agreements to acquire any obligations of others, and all security or pledge agreements related thereto;

(c) Contracts relating to any joint venture, partnership, strategic alliance or sharing of profits or losses with any Person to which the Company is a party or by which it or any of its assets is bound;

(d) Contracts containing covenants purporting to limit the freedom of the Company or any Personnel (current or former) to compete in any business or in any geographic area;

(e) Contracts requiring payments or distributions to any shareholder or Personnel of the Company (current or former), or any relative or Affiliate of any such Person; and

(f) Contracts not made in the Ordinary Course of Business.

The Company has provided Purchaser with true and complete copies of all the Contracts and each amendment, supplement, waiver or modification thereto. All of the Material Contracts identified on, or required to be identified on Section 4.22 of the Disclosure Schedules are in full force and effect and shall continue to be in full force and effect on identical terms following the consummation of the transactions contemplated hereby. Neither the Company, nor, to the Company’s or Sellers’ Knowledge, any other party thereto, has breached any provision of, or is in default under the terms of, nor does any condition exist which, with or without notice or lapse of time, or both, would cause the Company or any other party to be in default under any of the Material Contracts or would constitute a breach or default or permit termination, modification or acceleration under any such Material Contract. There are no renegotiations of, attempts to renegotiate or outstanding rights to renegotiate any amounts paid by or payable to the Company under current or completed Material Contracts with any Person having the contractual or statutory right to demand or require such renegotiation, and no such Person has made written demand for such renegotiation.

Section 4.23. Customers and Suppliers. Section 4.23 of the Disclosure Schedules sets forth a list of the names and addresses of (a) all of the Company’s customers whose purchases exceeded eighty-five percent (85%) of the Company’s total revenue in the calendar years ended December 31, 2012 and December 31, 2013, showing the dollar volume of sales or leases to each such customer for such year, (b) the Company’s ten (10) largest customers by dollar volume (with specification of the dollar volume) in the calendar years ended December 31, 2012 and December 31, 2013, and (c) any suppliers of the Company’s whose dollar volume (with specification of the dollar volume) in the calendar years ended December 31, 2012 and December 31, 2013 equaled or exceeded Two-Hundred and Fifty Thousand and

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

No/100s dollars ($25,000.00). No customer or supplier required to be set forth on Section 4.23 of the Disclosure Schedules has terminated or modified within the past eighteen (18) months, or, to the Knowledge of the Company or any Seller, intends to terminate or modify its business relationship with the Company.

Section 4.24. Compliance with Law. Except as set forth on Section 4.24 of the Disclosure Schedules, to the Company’s or Sellers’ Knowledge, the Company and the Business are in compliance with all applicable Laws, including, without limitation, those applicable to discrimination in employment, occupational safety and health, trade practices, competition and pricing, product warranties, zoning, building, sanitation, employment, retirement, labor relations, product advertising and any and all applicable Environmental Requirements. The Company is not in default with respect to any order, writ, judgment, award, injunction or decree of any Governmental Entity or arbitrator applicable to it or the Business, its Personnel or any of its assets, and there are no factual circumstances that are likely to result in such default. The Company has not received, at any time since December 31, 2012, any notice or other communication (whether oral or written) from any Governmental Entity or any other Person regarding any actual, alleged, possible or potential violation of, or failure to comply with, any term or requirement of any order to which the Company or any of its assets is or has been subject.

Section 4.25. Litigation. Except as set forth on Section 4.25 of the Disclosure Schedules, (a) there are no investigations, inquiries, audits or Proceedings pending or threatened against or affecting the Company, the Business or any of its assets (nor is there any basis for the foregoing), (b) there are no unsatisfied judgments of any kind against the Company, the Business or any of its assets and (c) the Company is not subject to any judgment, order, decree, rule or regulation of any court or Governmental Entity.

Section 4.26. Absence of Certain Business Practices. Within the five (5) years immediately preceding the Closing, neither the Company nor any Seller, nor to the Company’s or Sellers’ Knowledge, any Personnel of the Company, nor any other Person acting on behalf of the Company, has given or agreed to give, directly or indirectly, any gift or similar benefit to any dealer, supplier, customer, governmental employee or other Person who is or may be in a position to help or hinder the Business (or assist the Company in connection with any actual or proposed transaction relating to the Business or the Shares) which might subject the Company to any damage or penalty in any civil, criminal or governmental Proceeding or which, if not continued in the future, would be reasonably likely to have a Material Adverse Effect on the Company, Purchaser or the Business.

Section 4.27. No Other Agreement to Sell Shares. Neither the Company nor any Seller has an obligation, absolute or contingent, to any Person (other than Purchaser) to sell any of the Shares, or to effect any merger, consolidation or other reorganization of the Company, or to enter into any agreement with respect thereto.

Section 4.28. Relationships With Related Persons. Except as set forth on Section 4.28 of the Disclosure Schedules neither the Company, nor any Seller or any Related Person of any of them has, or since December 31, 2010 has had, any interest in any property (whether real, personal or mixed and whether tangible or intangible) used in or pertaining to the

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Business. Neither the Company nor any Seller nor any Related Person of any of them currently owns, or since December 31, 2010 has owned, of record or as a beneficial owner, an equity interest or any other financial or profit interest in any Person that (a) has had business dealings or a financial interest in any transaction with the Company other than business dealings or transactions set forth on Section 4.28 of the Disclosure Schedules, each of which has been conducted in the Ordinary Course of Business with the Company at substantially prevailing market prices and on substantially prevailing market terms, or (b) has engaged in competition with the Company with respect to any line of the products or services of the Company (a “Competing Business”) in any market presently served by the Company, except for ownership of less than one percent (1%) of the outstanding capital stock of any Competing Business that has shares of capital stock that are publicly traded on any nationally recognized exchange.

Section 4.29. Broker’s and Finder’s Fees. Except as set forth on Section 4.29 of the Disclosure Schedules (which fees shall be paid and fully discharged by the Sellers), no broker, finder or other Person is entitled to any commission or finder’s fee in connection with this Agreement or the transactions contemplated by this Agreement as a result of any actions or commitments of the Company (or its Affiliates).

Section 4.30. All Material Information. Neither the Company, nor any Seller has intentionally withheld from Purchaser any material facts relating to the Shares, the Business, the operations of the Company or the financial or other condition of the Company. Subject to any conditions or qualifications set forth in this Agreement, no representation or warranty made herein or in any of the Related Agreements by the Company or any Seller and no statement contained in any certificate, schedule, exhibit or other instrument furnished or to be furnished to Purchaser by the Company or any Seller in connection with the transactions contemplated by this Agreement contains or will contain an untrue statement of a fact or omits or will omit to state any fact necessary in order to make any representation, warranty or other statement of the Company or any Seller not misleading.

Section 4.31. Government Contracts.

(a) (i) All Contracts, including all task orders issued from such Contracts, between any of the Companies and any Governmental Entity (collectively, the “Government Contracts”) constitute valid and binding obligations of the Company and the other party or Parties thereto, enforceable in accordance with, and subject to, their respective terms, (ii) the Company is in compliance in all respects with the terms of each of the Government Contracts, (iii) neither the Company nor any other party has terminated, canceled or waived any term or condition of any Government Contract, and (iv) the cost accounting, estimating, property and procurement systems relating to the Government Contracts are in compliance in all respects with applicable Laws and Contract provisions, including applicable cost principles and applicable cost accounting standards. Section 4.31(a) of the Disclosure Schedules sets forth a list of all Government Contracts which require a performance bond and the amount of such bond.

(b) No Government Contract has a currently incurred or currently projected cost overrun.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(c) Except as set forth on Section 4.31 (c) of the Disclosure Schedules, all of which assignments were made in accordance with 31 U.S.C. § 3727 (otherwise known as the Assignment of Claims Act) and 41 U.S.C. § 15 (otherwise known as the Assignment of Contracts Act), and except for Encumbrances which will be discharged or terminated on or prior to the Closing, the Company has not assigned or otherwise conveyed or transferred, or agreed to assign or otherwise convey or transfer, to any Person, any right, title or interest in or to any of the Government Contracts, or any Accounts Receivable relating thereto, whether as a security interest or otherwise.

(d) No Seller, nor the Company has received any notice or other communication in any form from any federal, state, local or foreign Governmental Entity regarding its actual or threatened disqualification, suspension or debarment from contracting with any federal, state, local or foreign government including any show cause notice or cure notice, notice of termination for default, notice for deductive change or, in the case of any notification of termination for convenience, any such notifications which in the aggregate or individually could have a Material Adverse Effect on the Company or the Business.

(e) There is no (i) pending or, to the Knowledge of the Company or any Seller, threatened investigation relating to any Government Contract, or (ii) termination for default or cure notice or show cause notice proposed or currently in effect relating to any Government Contract.

(f) There are currently no claims or Proceedings under the False Claims Act or other relevant statutes relating to any Government Contract for any period preceding the Closing.

Section 4.32. Lower Presidio Claims.

(a) The term “Lower Presidio Claim” means all claims arising out of the contract and facts at issue in Magnus Pacific Corporation v. United States (IBWC Litigation), pending in the United States Court of Federal Claims. The Purchasers, the Company and the Sellers agree that the Sellers may, in their sole discretion, continue to pursue litigation regarding the Lower Presidio Claim, and agree that the litigation decisions and litigation strategies will be under the control of the Sellers’ Representative, with the exception of decisions related to the settlement of any claims, which shall require approval of the Purchaser, which approval shall not be unreasonably withheld. The Sellers agree to promptly pay all costs of such litigation, including, but not limited to attorney’s fees and costs. All amounts recovered in connection with the Lower Presidio Claim shall be the property of Sellers, and shall be transferred by the Company to the Sellers as promptly as practicable after receipt by the Company, and any amounts payable by the Company in connection with the Lower Presidio Claim shall be the sole responsibility of, and paid by, the Sellers.

(b) The term “Lower Presidio Disputed Liability” refers to a claim made against Company in Far South Mining, LLC v. Magnus Corporation, U.S. District

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Court of Texas, San Antonio Division, Case No. 5:14-CV-00217DAE. The Company has settled the Lower Presidio Disputed Liability for [*] through the negotiation of a settlement agreement with Far South Mining, LLC, through which settlement agreement the Company does not admit fault, and which settlement agreement, pursuant to its terms, is confidential. The [*] settlement amount will be included in the calculation of Final Working Capital.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Sellers as follows:

Section 5.01. Organization; Power. Purchaser is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Illinois, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as it is now conducted.

Section 5.02. Authorization and Validity of Agreement and Related Agreements. Purchaser has all requisite corporate power and corporate authority to enter into this Agreement and the Related Agreements and to perform its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Related Agreements, and the performance of the obligations of Purchaser hereunder and thereunder, have been duly authorized by all necessary corporate action by the Board of Directors of Purchaser, and no other corporate proceedings on the part of Purchaser are necessary to authorize the execution, delivery or performance of this Agreement and the Related Agreements. This Agreement, and the Related Agreements, have been duly executed by Purchaser and constitute Purchaser’s valid and binding obligations, enforceable against Purchaser in accordance with their terms.

Section 5.03. No Conflict or Violation. The execution, delivery and performance of this Agreement by Purchaser do not and shall not (a) violate or conflict with any provision of its articles of incorporation, bylaws or other Governing Document of Purchaser, (b) violate any applicable provision of Law or (c) violate or result in a breach of, or constitute (with due notice or lapse of time or both) a default under, any Contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Purchaser is a party or by which it is bound or to which any of its properties or assets is subject.

Section 5.04. Approvals and Consents. The execution, delivery and performance of this Agreement by Purchaser do not require Purchaser to obtain the consent or approval of, or to make any filing with, any Governmental Entity or any other Person except (a) as may be required to obtain the transfer of any Licenses or Permits, and (b) such consents, approvals and filings, the failure to obtain or make which would not, individually or in the aggregate, have a Material Adverse Effect on Sellers or on the ability of Purchaser to perform its obligations hereunder.

Section 5.05. Broker’s and Finder’s Fees. To the Knowledge of Purchaser, no broker, finder or other Person is entitled to any commission or finder’s fee in connection with this Agreement or the transactions contemplated by this Agreement as a result of any actions or commitments of Purchaser or its Affiliates.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

ARTICLE VI.

INDEMNIFICATION; SET-OFF RIGHTS; SURVIVAL

Section 6.01. Indemnification By Sellers. Subject to the applicable provisions of Section 6.08, Sellers shall jointly and severally indemnify and hold harmless Purchaser and its successors, shareholders, Personnel, representatives, Affiliates and agents (the “Purchaser Indemnified Parties”) from and against any and all damages, losses, obligations, Liabilities, claims, encumbrances, penalties, costs and expenses (including costs of investigation and defense and reasonable attorneys’ fees and expenses) (each, an “Indemnity Loss”), directly or indirectly arising from or relating to:

(a) any breach or nonfulfillment of any of the representations and warranties of Sellers in this Agreement, any of the Related Agreements, or any certificate, document, schedule, exhibit, or instrument executed in connection herewith or therewith (in each case without regard to any qualification as to materiality or Material Adverse Effect or Knowledge);

(b) any breach by Sellers of or failure by Sellers to comply with any covenants or obligations of Sellers in this Agreement, any of the Related Agreements, or any certificate, document, schedule or instrument executed in connection herewith or therewith (in each without regard to any qualification as to materiality or Material Adverse Effect or Knowledge);

(c) any investigation, civil, criminal or administrative action, notice or demand letter, notice of violation, or other Proceeding by any Governmental Entity with respect to ground water or surface water, soil or air contamination, the storage, treatment, release, transportation, disposal or use of Hazardous Materials, or the use of underground storage tanks by the Company to the extent such contamination, storage, treatment, release, transportation, disposal or use occurred or relates to any time on or before the Closing Date; and

(d) any and all Proceedings, demands, assessments, audits or judgments arising out of any of the foregoing.

Section 6.02. Indemnification by Purchaser, GLDD and the Company.

(a) Subject to the applicable provisions of Section 6.08, Purchaser shall indemnify and hold harmless Sellers and their respective successors, shareholders, Personnel, representatives, Affiliates and agents from and against any and all Indemnity Losses arising from or relating to:

(i) any misrepresentation, breach of warranty or nonfulfillment of any of the representations, warranties, covenants or agreements of Purchaser in this Agreement, any of the Related Agreements, or any certificate, document, schedule, exhibit or instrument executed in connection herewith or therewith; and

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(ii) any and all Proceedings, demands, assessments, audits or judgments arising out of any of the foregoing.

(b) Company agrees to acquire a “tail” director and officer insurance policy (“D&O Policy”) to cover Sellers’ officers and directors for pre-Closing claims that are first presented post-Closing. Such D&O Policy shall be in lieu of any other obligation of GLDD, Purchaser, or Company to provide any such indemnification for officers and directors of Company for pre-Closing acts. All Sellers agree that Company, Purchaser, and GLDD are released of any further obligations with respect thereto, with any and all such claims and recoveries being as provided in the D&O Policy.

(c) GLDD shall indemnify and hold harmless Sellers or any Related Persons of Seller from and against any and all Indemnity Losses arising from or relating to any bonding obligations, or other delegations, of the Company, for which such Seller or Related Person was a personal guarantor.

Section 6.03. Indemnification Notice; Litigation Notice. If a party entitled to indemnity pursuant to Sections 6.01 or 6.02 (the “Claimant”) believes that it has suffered or incurred any Indemnity Loss, it shall so notify the party which the Claimant believes has an obligation to indemnify (the “Indemnifying Party”) promptly in writing describing such loss or expense, the amount thereof, if known, and the method of computation of such loss or expense, all with reasonable particularity (the “Indemnification Notice”). If any action at Law, suit in equity, arbitration or administrative action is instituted by or against a third party with respect to which the Claimant intends to claim any Liability or expense as an Indemnity Loss under this Article VI, it shall promptly notify the Indemnifying Party in writing of such action, matter or suit describing such loss or expense, the amount thereof, if known, and the method of computation of such loss or expense, all with reasonable particularity (the “Litigation Notice”) in lieu of an Indemnification Notice.

Section 6.04. Defense of Claims. The Indemnifying Party shall have twenty (20) calendar days after receipt of the Litigation Notice to notify the Claimant that it acknowledges its obligation to indemnify and hold harmless the Claimant with respect to the Indemnity Loss set forth in the Litigation Notice and that it elects to conduct and control any legal or administrative action or suit with respect to an identifiable claim (the “Election Notice”). If the Indemnifying Party gives a Disagreement Notice or does not give the foregoing Election Notice, the Claimant shall have the right to defend, contest, settle or compromise such action or suit in the exercise of its sole discretion; provided, however, that the right of the Claimant to indemnification hereunder shall not be conclusively established thereby. If the Indemnifying Party gives the foregoing Election Notice and provides information satisfactory to the Claimant in its sole discretion confirming the Indemnifying Party’s financial capacity to defend such Indemnity Loss and provide indemnification with respect to such Indemnity Loss, the Indemnifying Party shall have the right to undertake, conduct and control, through counsel satisfactory to the Claimant and at the Indemnifying Party’s sole expense, the conduct and

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

settlement of such action or suit, and the Claimant shall cooperate with the Indemnifying Party in connection therewith; provided, however, that (a) the Indemnifying Party shall not thereby consent to the imposition of any injunction against the Claimant without the prior written consent of the Claimant, (b) the Indemnifying Party shall permit the Claimant to participate in such conduct or settlement through legal counsel chosen by the Claimant, but the fees and expenses of such legal counsel shall be borne by the Claimant, except as provided in clause (c) below, (c) upon a final determination of such action or suit, the Indemnifying Party shall promptly reimburse the Claimant, to the extent required under this Article VI, for the full amount of any Indemnity Loss incurred by the Claimant, except fees and expenses of legal counsel that the Claimant incurred after the assumption of the conduct and control of such action or suit by the Indemnifying Party in good faith and (d) the Claimant shall have the right to pay or settle any such action or suit; provided, however, that in the event of such payment or settlement, the Claimant shall waive any right to indemnity therefor by the Indemnifying Party and no amount in respect thereof shall be claimed as an Indemnity Loss under this Article VI.

Section 6.05. Disagreement Notice. If the Indemnifying Party does not agree that the Claimant is entitled to full reimbursement for the amount specified in the Indemnification Notice or the Litigation Notice, as the case may be, the Indemnifying Party shall notify the Claimant (the “Disagreement Notice”) within twenty (20) calendar days of its receipt of the Indemnification Notice or the Litigation Notice, as the case may be. Failure to deliver a Disagreement Notice in a timely manner shall be considered an express acknowledgment by the Indemnifying Party of its obligation to indemnify and hold harmless the Claimant with respect to the Indemnity Loss set forth in the Indemnification Notice or the Litigation Notice, as the case may be. Any dispute regarding Indemnity shall be resolved as provided for in Section 10.13.

Section 6.06. Payment of Losses; Set-off Rights. The Indemnifying Party shall pay to the Claimant in cash the amount to which the Claimant may become entitled by reason of the provisions of this Article VI within fifteen (15) Business Days after such amount is finally determined either by mutual agreement of the Parties or pursuant to the dispute resolution process set forth in Section 10.13, in the case of an Indemnity Loss described in any Litigation Notice, the date on which both such amount and Claimant’s obligation to pay such amount have been determined by a final judgment of the trial court or administrative body having jurisdiction over such Proceeding. Notwithstanding the foregoing, any amount to which Purchaser becomes entitled by reason of the provisions of this Article VI shall be paid as follows:

(a) First, Purchaser shall be entitled to reduce any payment due to the Seller pursuant to the terms of this Agreement in the following order (the “Set-Off Rights”): (i) so long as there is money due and payable by GLDD to Sellers under the terms of the Note, Purchaser, shall notify Sellers that GLDD is reducing any amount of principal or accrued interest owed to Sellers under the Note, which Set-Off Rights shall be administered in accordance with the terms and procedures set forth in the Note and the exercise of which by Purchaser, whether or not ultimately determined to be justified, shall not constitute an event of default under the Note or any instrument securing the Note, (ii) so long as there are amounts due to Sellers under the Earn Out Payment, Purchaser shall notify Sellers that Purchaser is reducing any amounts owed to Sellers under the Earn Out Payment, and (iii) so long as there are amounts due to

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Sellers pursuant to the Restricted Stock Unit Award Agreement, Purchaser shall notify Sellers that Purchaser is reducing any amounts owed to Sellers pursuant to the Restricted Stock Unit Award Agreement; provided, however, that nothing contained herein shall be construed to limit Purchaser’s limit Purchaser’s recovery from Sellers for any Indemnity Loss or losses to the Set-Off Rights nor shall the failure to exercise such Set-Off Rights constitute an election of remedies or limit Purchaser in any manner in the enforcement of its rights to obtain injunctive relief otherwise provided to Purchaser by the provisions of this Agreement; and

(b) from Sellers, who hereby agree to be jointly and severally liable for any Indemnity Loss suffered under this Agreement or the Related Agreements which have not otherwise been satisfied pursuant to Section 6.06(a). Sellers shall pay such claims by certified or bank check in immediately available funds or by wire transfer of immediately available to an account designated by Purchaser.

Section 6.07. Survival. Notwithstanding the foregoing, the Indemnifying Party shall have no Liability with respect to any Indemnification Notice arising from a breach of a representation or warranty which is not received by the Indemnifying Party pursuant to Section 6.03 on or before the eighteen (18) month anniversary of the Closing Date; provided, however, the Indemnifying Party shall remain liable for any Indemnity Loss arising from a breach of the Tax Representations or any representation contained in Section 4.16, Section 4.18, Section 4.19, Section 4.24, Section 4.25 or Indemnity Losses arising pursuant to Section 6.01(c) and 6.02(c) until sixty (60) days after the expiration of the statute of limitations which is the basis of the Indemnification Notice, or until the expiration of the period in which any regulatory authority has the power to make any claims, assessment or reassessment with respect thereto, whichever is longer, with respect to any matter subject to the representations and warranties contained in those sections; and provided, further, that the Indemnifying Party shall remain liable for any Indemnity Loss arising from fraud, willful misconduct, intentional misrepresentation or criminal activity on the part of Sellers or arising from a breach of any of the Title Representations or the Broker Representations or any representation contained in Section 3.01, Section 3.02, Section 3.03, Section 4.01, Section 4.02 and Section 4.04, without limitation as to time.

Section 6.08. Minimum Loss; Maximum Amount of Indemnified Costs. Except as hereafter provided, Sellers shall not be required to indemnify the Purchaser Indemnified Parties for Indemnity Losses arising under Section 6.01(a) and 6.01(b), (except as hereinafter described) unless and until the aggregate amount of such Indemnity Losses for which the Purchaser Indemnified Parties are otherwise entitled to indemnification pursuant to this Article VI exceeds Two Hundred Fifty Thousand and No/100s dollars ($250,000.00) (the “Indemnification Basket”). The Indemnification Basket shall not apply to Indemnity Losses arising under the Title Representations, the Broker Representations, the Tax Representations, Section 4.14(a), Section 4.19, Section 4.25, 6.01(c), or based upon fraud, willful misconduct, intentional misrepresentation or criminal activity on the part of any Seller. Except as hereafter provided, in no event shall Sellers in the aggregate be liable to indemnify the Purchaser Indemnified Parties for Indemnity Losses arising under Section 6.01(a) and 6.01(b) in excess of Six Million and No/100s Dollars and No/100s dollars ($6,000,000.00) (the “Indemnification

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Cap”). Indemnity Losses arising under Sections 3.01, 3.02, 3.03, 4.01, 4.02, 4.04, 4.14(a), 4.17, 4.18 and the Title Representations, the Broker Representations or the Tax Representations shall be limited to the value of the Purchase Price paid and the share value awarded under the Restricted Stock Unit Agreement. Indemnity Losses based upon Section 4.19, 6.01(c), fraud, willful misconduct, intentional misrepresentation or criminal activity of Sellers shall be unlimited.

Section 6.09. Matters Disclosed on Section 4.25 of the Disclosure Schedules. Notwithstanding the provisions of Sections 6.07 and 6.08 above, the Sellers shall remain responsible for the settlement or resolution of all actual and threatened litigation matters set forth Section 4.25 of the Disclosure Schedules. The Purchasers, the Company and the Sellers agree that the Sellers may, in their sole discretion, continue to pursue those actual and threatened litigation matters set forth Section 4.25 of the Disclosure Schedules, and agree that the litigation decisions and litigation strategies related to such will be under the control of the Sellers’ Representative, with the exception of decisions related to the settlement of any claims, which shall require approval of the Purchaser, which approval shall not be unreasonably withheld. Any and all costs, judgments and settlements shall be netted against any and all recoveries, with the net amount being applied in the same manner as set forth in Section 6.06 above (assuming total costs exceed total recoveries), or if total recoveries exceed total costs, by Company’s payment to the Sellers of such additional amounts as soon as practicable after a final determination.

Section 6.10. Exclusive Remedy. Except for any available injunctive relief, Purchaser’s exclusive remedy for the breach or non-performance of any provision of this Agreement shall be to seek indemnification pursuant to the provisions of this Article VI.

ARTICLE VII.

RESTRICTIVE COVENANTS

Section 7.01. Confidential Information.

(a) Information Acquired During Negotiations and/or the Preparation of Agreements. Each of Purchaser and Sellers agrees that he, she or it will treat in confidence and will not use, disseminate or disclose, other than in connection with the transactions contemplated by this Agreement, or, in the case of Purchaser, the operation of the Business following the Closing, all documents, materials and other information regarding the other Parties to this Agreement which it obtains during the course of the negotiations leading to the consummation of the transactions contemplated by this Agreement (whether obtained on, prior to or following the date hereof) or the preparation of this Agreement or any of the Related Agreements. The obligation of each party to treat such documents, materials and other information in confidence and not to use, disseminate or disclose such materials shall not apply to any information which: (a) such party can demonstrate was already lawfully in its possession prior to the disclosure thereof by the other Parties; (b) is known to the public and did not become so known through any violation of a legal obligation on the part of the disclosing party; (c) is later lawfully acquired by such party from other sources; (d) is required to be disclosed under the provisions of any Law, or by any stock exchange or similar body; or (e) is required to be disclosed by a rule or order of any court of competent jurisdiction.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(b) Confidential Information of the Company. Sellers acknowledge and agree that the Confidential Information of the Company is an asset which Purchaser will acquire pursuant to this Agreement. For purposes of this Agreement, “Confidential Information” shall mean the Company’s trade secrets, other Intellectual Property Assets and other information regarding the Company, the Business and the other business operations of the Company, which information: (i) was used in the Business of the Company and was proprietary to, about or created by the Company (including any of the Company’s Personnel) for use in the Business of the Company; (ii) is used in the Business of the Company as of the effective date of this Agreement and is proprietary to, about or created by the Company (including any of the Company’s Personnel) for use in the Business of the Company; (iii) is designated and/or, in fact, treated as confidential by the Company; or (iv) is not generally known by any non-Company personnel. Confidential Information includes, but is not limited to, the following types of information (whether or not reduced to writing or designated as confidential, and whether or not also covered under Section 9.01(a) of this Agreement):

(A) information regarding any of the Company’s current and potential customers, clients, leads and referral sources, including but not limited to customer, client, lead and referral source lists, databases, files, information relating to representatives and contacts, future needs, specifications or other similar current and potential customer, client, lead and referral source information;

(B) the identity and terms of any Contracts (contents and Parties) to which the Company is or was a party or is or was bound;

(C) the type, quantity and specifications of products and services being sold to, purchased, leased, licensed or received by the Company;

(D) information received by the Company from third Parties (such as vendors) under an obligation of confidentiality, restricted disclosure or restricted use;

(E) work product related to work or projects performed or about to be performed for the Company or for its customers or clients, including working and/or project files;

(F) information with respect to the Company’s products, future products, services, facilities and methods, systems, trade secrets and other Intellectual Property Assets including information relating to the design, research, development, engineering, architecture, implementation and/or modification of or to any of the Company’s products;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(G) any of the Company’s internal personnel and financial information (including the revenue, costs or profits associated with any of the Company’s products), supplier names, payroll information, purchasing and internal cost information, internal service and operational manuals and other information of the Company; and the manner and methods of conducting the Company’s business;

(H) marketing and developmental plans, concepts, strategies, methods, procedures and technology price and cost data, price and fee amounts, pricing and billing policies, quoting procedures, marketing techniques and methods of obtaining business, forecasts and forecast assumptions and volumes and future plans and potential strategies of the Company; and

(I) hardware, software and computer programs and technology used by the Company.

(c) Non-Disclosure and Non-Use of Confidential Information. In furtherance of this Agreement, to ensure adequate protection against the wrongful use or disclosure of Confidential Information, and to protect the value associated with the Confidential Information and Purchaser’s investment in the Shares, Sellers agree that they shall hold all Confidential Information in strict confidence, and that, unless they obtain the prior written consent of Purchaser or as required by Law, Sellers shall not directly or indirectly use, disclose, distribute, disseminate or authorize any third party to use, disclose, distribute or disseminate any Confidential Information for any purpose. Sellers further agree that they shall deliver to Purchaser all Confidential Information (and any copies thereof, in whatever format), in their possession or under their control on the Closing. Sellers acknowledge and agree that any violation of the confidentiality obligations set forth in this Section 7.01(c) would be extremely detrimental and prejudicial to Purchaser, and would result in irreparable injury and loss to Purchaser. The obligations set forth in this Section 7.01(c), and Purchaser’s rights and remedies with respect thereto, shall remain in full force and effect for as long as the Confidential Information remains confidential (except that the obligations shall continue if the Confidential Information loses its confidential nature through any act by or omission of the Company and/or any of Sellers, including breaches of this Section 7.01(c)).

Section 7.02. Non-Competition.

(a) For a period of four (4) years following the Closing (the “Restricted Period”), each Seller shall not, directly or indirectly, engage in, own, manage, operate, join, control, lend money or other assistance to, or participate in or be connected with, as an officer, director, employee, partner, shareholder, consultant, manager, agent or otherwise, any individual, corporation, partnership, firm, other company, business organization, activity, entity or Person that provides and/or markets any of the same or similar services as those the Company provides and/or markets in connection with the Business as of the date of the Closing or those which the Company provided, and/or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

marketed in connection with the Business at any time during the twelve (12) month period immediately preceding the date of the Closing. The geographic scope for the restriction set forth in this Section 7.02 shall be the United States, which geographic scope Sellers represent is coextensive with the geographic scope of the Company’s Business.

(b) Each Seller hereby acknowledges and agrees that the restrictive period of time, geographic scope and scope of restricted activity specified herein are reasonable and necessary in view of the transactions contemplated by this Agreement and the nature of the business in which the Company was engaged or is engaged as of Closing and in which Purchaser is, or shall be, engaged. Each of Sellers further acknowledge and agree that the restrictions set forth in this Section 7.02 are reasonable and necessary to protect Purchaser’s investment under this Agreement and to safeguard the value and goodwill associated with the Shares. Each of Sellers acknowledge and agree that Purchaser would not have entered into this Agreement but for each of Sellers’ agreements and obligations pursuant to this Section 7.02. If the scope of any stated restriction is too broad to permit enforcement of such restriction(s) to its full extent, then the Parties agree that such restriction shall be enforced and/or modified to the maximum extent permitted by law. The Parties agree that in the event of a breach of this Section 7.02, the Restricted Period shall be extended with respect to the breaching party by the period of the breach.

Section 7.03. Non-Solicitation. During the Restricted Period, Sellers shall not, directly or indirectly:

(a) call upon, solicit, accept any business of, contact or have any communication with any Person who is a customer or prospective customer of the Company or Purchaser as of the Closing, or who was a customer or prospective customer of the Company or Purchaser at any time within the twelve (12) month period immediately preceding the Closing for the purpose of: (i) diverting or attempting to divert or influence any business of such customer or prospective customer to any competitor of the Company or Purchaser; (ii) marketing, selling, distributing, leasing or providing any products or services in competition with the Business, the Company or Purchaser; or (iii) otherwise interfering in any fashion with the operations being conducted by the Company or Purchaser as of the Closing or with any operations conducted by Purchaser during the Restricted Period;

(b) cause, induce or attempt to cause or induce any customer, supplier, licensee, licensor, franchisee, employee, consultant or other Person who is a business relation of the Company or Purchaser as of the Closing or who was a customer, supplier, licensee, licensor, franchisee, employee, consultant or business relation of the Company or Purchaser within the twelve (12) month period immediately preceding the Closing to cease doing business with Purchaser, to deal with any competitor of Purchaser or the Company or in any way interfere with the relationship between any such customer, supplier, licensee, licensor, franchisee, employee, consultant or business relation and Purchaser;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(c) solicit for employment or attempt to solicit otherwise, endeavor to entice away from Purchaser, hire or retain any Person who is an employee, independent contractor or other Personnel of Purchaser as of the Closing or during the Restricted Period, or interfere in any way with the relationship between Purchaser and any of its employees, independent contractors or other Personnel; or

(d) solicit for employment or attempt to solicit otherwise, endeavor to entice away, hire or retain any Person who is an employee, independent contractor or other Personnel of the Company as of the Closing, or who was an employee, independent contractor or other Personnel of the Company at any time within the twelve (12) month period immediately preceding the Closing.

Sellers hereby acknowledge and agree that the restrictive period of time and scope of restricted activity specified herein are reasonable and necessary in view of the transactions contemplated by this Agreement and the nature of the business in which the Company was engaged or is engaged as of Closing and in which Purchaser is, or shall be, engaged. Sellers further acknowledge and agree that the restrictions set forth in this Section 7.03 are reasonable and necessary to protect Purchaser’s investment under this Agreement and to safeguard the value and goodwill associated with the Shares. Sellers acknowledge and agree that Purchaser would not have entered into this Agreement but for each of Sellers’ agreements and obligations pursuant to this Section 7.03. If the scope of any stated restriction is too broad to permit enforcement of such restriction(s) to its full extent, then the Parties agree that such restriction shall be enforced and/or modified to the maximum extent permitted by law. The Parties agree that, in the event of a breach of this Section 7.03, the Restricted Period shall be extended with respect to the breaching party by the period of the breach.

Section 7.04. Non-Disparagement. After the execution of this Agreement, each of Sellers shall not, directly or indirectly, make any negative or disparaging statement, or release any information, or encourage others to make any statement or release any information that has the effect of embarrassing or criticizing Purchaser or any of its Affiliates, the Business, the services and products offered or provided in the Business or the Shares, including any of Purchaser’s, or its Affiliates’, actual or prospective customers, competitors, employees or former employees, including any verbal, written, or electronic statements made to the press or other media or on social media in the United States of America or in any other country.

Section 7.05. Remedies. Upon any breach or alleged breach of Sections 7.01, 7.02, 7.03 or 7.04 by any of Sellers, Purchaser shall be entitled to each of the following remedies, which shall be deemed cumulative:

(a) Injunctive Relief. Each of Sellers hereby acknowledges that any breach or alleged breach of Sections 7.01, 7.02, 7.03 or 7.04 shall cause irreparable injury to the goodwill and proprietary rights of Purchaser and its Affiliates and subsidiaries, for which Purchaser shall not have an adequate remedy at law. Accordingly, Sellers agree that Purchaser shall be able to seek and obtain immediate injunctive relief in the form of a temporary restraining order, preliminary injunction, and/or permanent injunction against any of Sellers to restrain or enjoin any actual or threatened violation of any provision of Sections 7.01, 7.02, 7.03 or 7.04 without any requirement of posting a bond or other surety or proving damages.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(b) Costs, Expenses and Attorneys’ Fees. Purchaser shall be entitled to recover from Sellers, as applicable all costs, expenses and reasonable attorneys’ fees incurred by Purchaser in obtaining enforcement of Sections 7.01, 7.02, 7.03 or 7.04 of this Agreement or in successfully defending any action brought by Sellers to challenge or construe the terms of any of such Sections.

ARTICLE VIII.

OTHER AGREEMENTS

Section 8.01. Taxes. Except as hereinafter provided, Sellers shall timely pay, or cause the Company and LLC to pay, (a) all Taxes arising out of the ownership or use of the Shares or Interests on or before the Closing Date, including all personal property Taxes due and payable (or assessed for periods) on or before the Closing Date and (b) all Taxes, including gross and net income Taxes, and transfer, recording, sales and use Taxes arising out of the sale or transfer of the Shares or Interests pursuant to this Agreement or any of the Related Agreements, if any. Notwithstanding the above, Purchaser agrees that any income tax assessed by the state of California on account of the transactions contemplated by this Agreement, shall remain a liability of the Company and be paid by the Company post-Closing, and shall not be considered in the calculation of the Final Working Capital, provided, however, that this obligation shall not exceed [*], and in the event the obligation does exceed [*], any such excess amount shall be paid by the Sellers through a reduction of the principal amount then remaining on the Note. All special assessments on the Real Property, whether or not currently due and payable, shall be paid in full by Sellers on or prior to the Closing Date. Any Tax proration based upon an estimate shall be redetermined promptly after the time the bills are issued, and Purchaser and Sellers shall pay to the other any amounts due as a result of such redetermination. Sellers’ portion of the property Taxes shall be the property Taxes multiplied by a fraction, the numerator of which shall be the number of days in the applicable Taxing period on and prior to the Closing Date and the denominator of which shall be the total number of days in the applicable Taxing period. All taxes payable by Sellers after the Closing Date pursuant to any provision of this Agreement shall be treated as a Purchase Price Adjustment pursuant to Section 1.05.

Section 8.02. Cooperation on Tax Matters.

(a) The Parties hereto shall cooperate, and shall cause their respective representatives to cooperate, in preparing and filing all Tax Returns (including amended Tax Returns and claims for refund), in handling audits, examinations, investigations and administrative, court or other Proceedings relating to Taxes, in resolving all disputes, audits and refund claims with respect to such Tax Returns and Taxes, and any earlier Tax Returns and Taxes of the Company and LLC, and in all other appropriate Tax matters, in each case including making employees available to assist the requesting party, timely providing information reasonably requested, maintaining and making available to each other all records necessary in connection therewith, and the execution and delivery of appropriate and customary forms and

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

authorizations, including federal Form 2848, Power of Attorney and Declaration of Representative (or a successor form or forms), and comparable forms for foreign, state and local Tax purposes, as appropriate, when the requesting party reasonably requires such forms in connection with any Tax dispute or claim for refund. Any information obtained by any party or its Affiliates from another party or its Affiliates in connection with any Tax matters to which this Agreement relates shall be kept confidential, except: (i) as may be otherwise necessary in connection with the filing of Tax Returns or claims for refund or in conducting an audit or other Proceeding relating to Taxes or as may be otherwise reasonably required by applicable Law, to enforce rights under this Agreement or to pursue any claim for refund or contest any proposed Tax assessment; or (ii) for any external disclosure in audited financial statements or regulatory filings which a party reasonably believes is required by applicable Law or stock exchange or similar applicable rules.

(b) Notwithstanding the foregoing, and in addition to all other obligations imposed by this Section 8.02: (i) each of Sellers and Purchaser agree to give the other party reasonable written notice prior to transferring, destroying or discarding any Files and Records with respect to Tax matters and, if the other party so requests, shall allow the other party to take possession of such Files and Records; and (ii) each of Sellers shall retain (or cause the Company’s Affiliates or LLC to retain) all such Files and Records of the Company, LLC and the Company’s Affiliates until the expiration of any applicable statute of limitations (including any extension thereof) with respect to Tax Returns filed on behalf of the Company, LLC or its Affiliates.

Section 8.03. Preparation of Tax Returns.

(a) The Sellers’ Representative shall prepare and timely file, or shall cause to be prepared and timely filed, all Tax Returns in respect of the Company and LLC that are required to be filed (taking into account any extension) before the Closing Date and have not been filed, and the Sellers shall pay, or cause to be paid, all Taxes of Company due before the Closing Date. Such Tax Returns shall be prepared by treating items on such Tax Returns in a manner consistent with the past practices of such Company or LLC with respect to such items, except as required by applicable Law. At least ten (10) days prior to filing any such Tax Return, including the Income Tax Returns filed by the Sellers’ Representative, the Sellers’ Representative shall submit a copy of such Tax Return to Purchaser for Purchaser’s review. Sellers’ Representative shall consider in good faith any comment that the Purchaser submits to Sellers’ Representative no less than five (5) Business Days prior to the due date of the applicable Tax Return.

(b) Purchaser shall prepare or cause to be prepared in accordance with the past practice of such Company or LLC (except as otherwise required by applicable Law), and timely file or cause to be timely filed, all Tax Returns with respect to the Company and LLC for any Tax period ending prior to the Closing Date but that are required to be filed after the Closing Date. Purchaser shall deliver such Tax Returns at least ten (10) days prior to the due date (taking into account any extension) for the filing of such

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Tax Returns to the Sellers’ Representative for his review. Purchaser shall consider in good faith any comment that the Sellers’ Representative submits to Purchaser no less than five (5) Business Days prior to the due date of such Tax Returns. Notwithstanding the foregoing, the Sellers’ Representative shall prepare and file or cause to be filed all Income Tax Returns for the Company and LLC for any Tax period ending on the Closing Date. Sellers shall pay, or cause to be paid, Taxes due with respect to Tax Returns described in this Section 8.03(b) except to the extent such Taxes are taken into account in the determination of the Final Net Working Capital. In the event a payment described in the preceding sentence is to be remitted by the Company or LLC to a Taxing Authority, Sellers shall pay, or cause to be paid such payment to the Company at least two (2) Business Days before payment of such Taxes (including estimated Taxes, if applicable) are due to the Taxing Authority.

(c) Purchaser shall prepare and timely file, or cause to be prepared and timely filed, any Tax Return required to be filed by the Company or LLC for a Straddle Period (a “Straddle Period Tax Return”). Purchaser shall deliver such Straddle Period Tax Returns at least ten (10) days prior to the due date for the filing of such Straddle Period Tax Return to the Sellers’ Representative for his review a draft of such Straddle Tax Return. Purchaser shall reflect any reasonable comment that the Sellers’ Representative submits to Purchaser no less than five (5) Business Days prior to the due date of such Straddle Period Tax Return.

(d) With respect to Taxes of the Company or LLC relating to a Straddle Period, the Sellers shall pay to Purchaser the amount of such Taxes allocable to the portion of the Straddle Period that is deemed to end as of the Closing on the Closing Date, except to the extent such Taxes are taken into account in the determination of the Final Net Working Capital. In the case of any Taxes that are imposed on a periodic basis, the portion of such Tax that relates to the portion of such Straddle Period ending as of the Closing on the Closing Date shall (i) in the case of any Taxes other than Taxes based upon or related to income or receipts, be deemed to be the amount of such Tax for the entire Straddle Period multiplied by a fraction (A) the numerator of which is the number of days in the Straddle Period ending as of the Closing on the Closing Date and (B) the denominator of which is the number of days in the entire Straddle Period, and (ii) in the case of any Tax based upon or related to income or receipts, be determined as though the taxable year of the Company or LLC terminated as of the Closing on the Closing Date. The Sellers shall make such payment at least two (2) Business Days before payment of Taxes (including estimated Taxes, if applicable) is due to the Taxing Authority.

Section 8.04. Tax Contests.

(a) Purchaser and the Company, on the one hand, and the Sellers, on the other hand, shall promptly notify each other upon receipt by such party of written notice of any inquiries, claims, assessments, audits or similar events with respect to Taxes of either Company relating to a Pre-Closing Tax Period (any such inquiry, claim, assessment, audit or similar event, a “Tax Matter”). Any failure to so notify the other

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

party of any Tax Matter shall not relieve such other party of any liability with respect to such Tax Matters except to the extent such party was actually prejudiced as a result thereof.

(b) Purchaser shall have sole control of the conduct of all Tax Matters, including any settlement or compromise thereof; provided, however, that the Sellers shall be liable for and shall indemnify Purchaser for any Indemnity Loss related to such Tax Matters for Holdings; provided, further, that Purchaser shall (i) keep the Sellers’ Representative reasonably informed of the progress of any Tax Matter, (ii) consider in good faith any comment or position that the Sellers’ Representative submits to Purchaser, and (iii) shall not affect any such settlement or compromise with respect to which the Sellers, as the case may be, are liable without obtaining the Sellers’ Representative’s prior written consent thereto, which shall not be unreasonably withheld or delayed.

(c) Neither Purchaser nor the Company shall amend the Tax Returns of the Company or LLC, or file additional Tax Returns on the behalf of the Company or LLC, in respect of Taxes paid prior to the Closing or in respect of any Pre-Closing Tax Period to the extent such amendment would result in Liability of any Seller without the prior written consent of such Seller, which consent shall not be unreasonably withheld.

(d) Except as otherwise provided in this Section 8.04, Purchaser shall have the sole right to control any audit or examination by any Taxing Authority, initiate any claim for refund or amend any Tax Return, and contest, resolve and defend against any assessment for additional Taxes, notice of Tax deficiency or other adjustment of Taxes of, or relating to, the income, assets or operations of the Company or LLC and for all Tax periods.

ARTICLE IX.

DEFINITIONS

As used in this Agreement, the following terms have the meanings indicated below:

“Accounts Receivable” shall mean: (a) all trade accounts receivable and other rights to payment from customers of the Company and the full benefit of all security for such accounts or debts, including all trade accounts receivable representing amounts receivable in respect of goods shipped or products sold or services rendered to customers; (b) all other accounts or notes receivable and the full benefit of all security for such accounts or notes; and (c) any claims, remedies and other rights related to any of the foregoing.

“Affiliate” shall mean any Person that directly or indirectly controls, is controlled by or is under common control with the Company, Purchaser or Sellers, as the case may be. As used in this definition, “control” (including, its correlative meanings “controlled by” and “under common control with”) means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of ten percent (10%) or more of outstanding voting securities or partnership or other ownership interests, by Contract or otherwise).

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

“Best Efforts” shall mean the efforts that a prudent person desirous of achieving a result would use in similar circumstances to achieve that result as expeditiously as possible.

“Broker Representations” shall mean the representations and warranties of Sellers contained in Section 3.05 and Section 4.29.

“Business Day” shall mean any day other than Saturday, Sunday and any day on which commercial banks in New York are authorized by Law to be closed.

“Cash Equivalents” shall mean: (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition; (b) certificates of deposit, time deposits, Eurodollar time deposits or overnight bank deposits or overnight back deposits having maturities of six (6) months or less from the date of acquisition issued by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than & 500,000,000; (c) commercial paper of an issuer rated at least A-1 by Standard & Poor’s Ratings Services (“S&P”) or P-1 by Moody’s Investors Service, Inc. (“Moody’s”), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six (6) months from the date of acquisition; (d) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than thirty (30) days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one (1) year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s; (f) securities with maturities of six (6) months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition; (g) money market mutual or similar funds that invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition; or (h) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and AAA by Moody’s or (iii) have portfolio assets of at least $5,000,000,000.

“CERCLA” shall mean the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended.

“Closing Date Balance Sheet” shall mean the balance sheet of the Company reflecting the financial position of the Company as of the Closing Date immediately before the Closing, prepared in conformity with the preparation of the Interim Balance Sheet, the Estimated Closing Date Balance Sheet and GAAP, consistently applied in accordance with past practices.

“COBRA” shall mean Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company’s Benefit Obligations” shall mean all obligations, arrangements, or customary practices (other than those contained in or provided under the Employee Plans), whether or not legally enforceable, to provide benefits (other than salary or wages) to present or former directors, employees, Personnel or agents of the Company. The Company’s Benefit Obligations also include consulting agreements under which the compensation paid does not depend upon the amount of service rendered, sabbatical policies, severance payment policies, and fringe benefits within the meaning of Section 132 of the Code.

“Contracted Backlog” shall mean all contracts executed for projects or opportunities with start dates scheduled to begin after the Closing Date.

“Contracts” shall mean any contract, agreement, indenture, note, bond, loan, instrument, lease, conditional sale contract, mortgage, license, franchise, insurance policy, commitment or other arrangement or agreement, whether written or oral.

“Earnout Period” shall mean any period of time related to Purchase Price payments due to Sellers by Purchaser or GLDD as set forth in Sections 1.04 and 1.05 of this Agreement, or pursuant to the terms of the Restricted Unit Grant Agreement.

“Employee Plan” shall mean (i) each voluntary employees’ beneficiary association under Section 501(c)(9) of the Code, (ii) each employee benefit plan, as defined in Section 3(3) of ERISA, and (iii) each retirement, stock, stock option, welfare benefit, savings, deferred compensation, incentive compensation, paid time off, severance pay, salary continuation, disability, fringe benefit, and/or other employee benefit arrangement, policy, or practice, in each case, either maintained by the Company or an ERISA Affiliate for the benefit of any employee of either; to which the Company or an ERISA Affiliate contributes or is obligated to contribute; or under which the Company or an ERISA Affiliate has or may have any Liability; and each (iv) Multiemployer Plan to which the Company or an ERISA Affiliate has or has had an obligation to contribute.

“Encumbrance” shall mean all liens (statutory or other), leases, mortgages, pledges, security interests, conditional sales agreements, charges, claims, options, easements, rights of way (other than easements of record) and other encumbrances of any kind or nature whatsoever, including those encumbrances set forth on any schedule hereto.

“Environmental Requirements” shall mean all past, present and future Laws, rules, regulations, ordinances, policies, guidance documents, approvals, plans, authorizations, licenses or permits issued by any government agency, department, commission, board, bureau or instrumentality of the United States, state or political subdivision thereof, and any other Governmental Entity and all judicial, administrative, and regulatory decrees, judgments, and orders relating to human health, pollution, or protection of the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including: (a) Laws relating to emissions, discharges, releases, or threatened releases of Hazardous Materials; (b) Laws relating to the identification, generation, manufacture, processing, distribution, use, treatment, storage, disposal, recovery, transport or other handling of Hazardous Materials; (c) CERCLA;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

the Toxic Substances Control Act; the Hazardous Materials Transportation Act; RCRA; the Clean Water Act; the Safe Drinking Water Act; the Clean Air Act; the Atomic Energy Act of 1954, all as amended; and the Occupational Safety and Health Act; and (d) any Law similar to those set forth above.

“Equipment and Machinery” shall mean: equipment, machinery, rolling stock and vehicles owned or leased by the Company in connection with the Business.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” shall mean any Person controlled by, controlling or under common control with the Company (within the meaning of Section 414 of the Code or Section 4001(a)(14) or 4001(b) of ERISA).

“Estimated Closing Date Balance Sheet” shall mean the estimated balance sheet of the Company reflecting the financial position of the Company as of the close of business on the day immediately prior to the Closing, prepared in conformity with the GAAP.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Files and Records” shall mean all files, records and other information of the Company relating to the Business or the Shares, whether in hard copy or magnetic or other format including customer lists and records, referral sources, equipment maintenance records, plant plans, equipment warranty information, research and development reports and records, specifications and drawings, sales and advertising material, Software, correspondence, manuals, studies, sales literature and promotional material, production reports and records, operating guides, copies of financial and accounting records and copies of records relating to the employees and Personnel of the Company to be employed by Purchaser following the Closing.

“GAAP” shall mean the prevailing generally accepted accounting principles in the United States, in effect from time to time, consistently applied.

“GLDD Consideration Securities” shall have the meaning set out in Section 3.07.

“Governing Documents” shall mean, with respect to any particular entity: (a) if a corporation, the articles or certificate of incorporation and the bylaws of such entity; (b) if a general partnership, the partnership agreement and any statement of partnership; (c) if a limited partnership, the limited partnership agreement and the certificate of limited partnership; (d) if a limited liability company, the articles of organization and the operating agreement; (e) if another type of Person, any other charter or similar document adopted or filed in connection with the creation, formation or organization of the Person; (f) all equity holders’ agreements, voting agreements, voting trust agreements, joint venture agreements, registration rights agreements or other agreements or documents relating to the organization, management or operation of any Person or relating to the rights, duties and obligations of the equity holders of any Person; and (g) any amendment or supplement to any of the foregoing.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

“Governmental Entity” shall mean any court, government agency, department, commission, board, bureau or instrumentality of the United States, any local, county, state, federal or political subdivision thereof, or any foreign governmental entity of any kind.

“Hazardous Materials” shall mean: (a) any substance that is or becomes defined as a “hazardous substance,” “hazardous waste,” “hazardous material,” “pollutant,” or “contaminant” under any Environmental Requirements, RCRA, and any analogous and applicable Law; (b) petroleum (including crude oil and any fraction thereof); and (c) any natural or synthetic gas (whether in liquid or gaseous state).

“Intellectual Property Assets” means all intellectual property owned, in whole or in part, or licensed by the Company (as licensor or licensee) in which the Company has a proprietary interest, whether arising or protected under the laws of the United States or any other jurisdiction or treaty, including, without limitation: (a) the Company’s name, all assumed fictional business names, trade names, registered and unregistered trademarks and service marks, trade dress and similar rights and applications for registration of any of the foregoing (collectively, “Marks”); (b) all patents (including certificates of invention, industrial rights and other patent equivalents), provisional, non-provisional, divisional, continuation, continuation in-part and reissue applications and patents issuing therefrom, any revivals, renewals, extensions, inventions and discoveries that may be patentable (collectively, “Patents”); (c) all registered and unregistered copyrights in both published works and unpublished works and applications for registration, all moral rights and all rights to register and obtain renewals and extensions of registrations (collectively, “Copyrights”); (d) all know-how, trade secrets, concepts, processes, customer lists, technical information and other confidential or proprietary information (collectively, “Trade Secrets”) ; (e) all user guides, manuals, instructions, forms, data, software architecture designs, layouts, programmer notes or logs, source code annotations, designs, plans, drawings, process technology, plans, blue prints, documentation or materials that relate to any aspect of the Intellectual Property Assets, whether in tangible, electronic or other intangible form (collectively, “Documentation”); (f) all rights in internet web sites and internet domain names used by the Company as of the date of this Agreement and through the Closing Date (collectively, “Domain Names”); (g) all versions of all software (including software programs, objects, modules, routines, algorithms and code, in source code, object code and executable form), machine readable databases and compilations, data structures and all data and collections of data and all derivative works of any such software (collectively, “Software”); (h) all websites and FTP sites, including all associated scripts, information, text, graphics and other content relating to any and all of the Company’s websites or FTP and all derivative works thereof (collectively, the “Websites”); and (i) all rights in mask works and similar rights protecting circuits and chip topographies and layouts.

“Interests” shall mean membership interest in LLC.

“Inventory” or “Inventories” shall mean all inventories of the Company, wherever located, including all finished goods, work in process, raw materials, spare parts, replacement parts and all other materials, supplies and other items of personal property to be used or consumed by the Company in the operation of the Business.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

“IRS” shall mean the United States Internal Revenue Service and, to the extent relevant, the United States Department of the Treasury.

The phrases “to the Knowledge of” any Person, or “Known to” any Person, or words of similar import, shall mean the information that would be possessed by a Person who has made investigation of the subject matter of the applicable representations and warranties which is reasonable in light of the role of the Person in the applicable organization and, where appropriate, has conferred with appropriate Personnel or examined appropriate documents. The phrases “has Knowledge of” or “to the Knowledge of” or “Known to”, when used in reference to the Company, shall include the Knowledge of Louay Owaidat and Bruce Diettert.

“Law” shall mean any local, county, state, federal, foreign or other law, statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Entity.

“Liability” with respect to any Person, shall mean any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

“Licenses and Permits” shall mean all governmental licenses, permits, franchises, certificates, approvals and authorizations that relate directly or indirectly to, or are necessary for, the conduct of the Business or the operation of the Shares, including, without limitation, those set forth on Section 4.20 of the Disclosure Schedules, and all pending applications therefor or renewals thereof.

“LLC” shall mean Magnus Equipment Group, LLC.

“Material Adverse Effect” when used with respect to the Company and/or Sellers, shall mean any event, change, occurrence, condition or circumstance which has had or could reasonably be expected to have a material adverse impact on any of the Shares, the prospects, liabilities, capitalization, business operations or condition (financial or otherwise) or results of operations of the Company or the Business conducted by the Company immediately prior to the Closing, or the ability of any party hereto to consummate any of the transactions contemplated by this Agreement or any of the Related Agreements whether as a result of any legislative or regulatory change, revocation of any Licenses and Permits or right to do business, fire, explosion, accident, casualty, labor difficulty, flood, drought, riot, storm, act of terrorism, act of enemy, condemnation or act of God or public force, or otherwise. The Parties hereto acknowledge and agree that Sellers shall bear the burden of proving the non-existence of a Material Adverse Effect.

“Multiemployer Plan” shall mean any Employee Plan that is a “multiemployer plan” within the meaning of Section 4001(a)(3) or Section 3(37) of ERISA or a “multiple employer plan” within the meaning of Section 4063 or 4064 of ERISA.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

“Ordinary Course of Business” shall mean any action taken by a Person if: (a) such action is consistent in nature, scope and magnitude with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person; (b) such action does not require authorization by the Board of Directors or shareholders of such Person (or by any Person or group of Persons exercising similar authority) and does not require any other separate or special authorization of any nature; and (c) such action is similar in nature, scope and magnitude to actions customarily taken, without any separate or special authorization, in the ordinary course of the normal day-to-day operations of other Persons that are in the same line of business as such Person.

“Permitted Encumbrance” shall mean any of the following: (a) the provisions of all applicable zoning Laws, statutory liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar Persons and other liens imposed by applicable Laws incurred in the Ordinary Course of Business; (b) liens for current Taxes and other governmental assessments, charges or claims not yet due and payable and for which adequate reserves are set forth on the face of the Interim Balance Sheet.

“Person” shall mean any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, or unincorporated organization, or any governmental agency, officer, department, commission, board, bureau, or instrumentality thereof.

“Personnel” shall mean either any director, officer, employee, consultant, agent or other personnel of the Company or personnel of Purchaser, as applicable.

“Proceeding” shall mean any action, arbitration, audit, hearing, investigation, litigation or suit.

“Purchase Price Adjustment” shall mean any increase or decrease in the Purchase Price made pursuant to the provisions of this Agreement.

“RCRA” shall mean the Resource Conservation and Recovery Act, as amended.

“Related Agreements” shall mean collectively, the Note, the Restricted Stock Unit Agreement, the Office Lease and the Yard Lease and the other agreements, documents, instruments and certificates executed at the Closing by the Parties to this Agreement pursuant to and in connection with the transactions contemplated by this Agreement.

“Related Person” shall mean: With respect to a particular individual: (a) each other member of such individual’s Family; (b) any Person that is directly or indirectly controlled by any one or more members of such individual’s Family; (c) any Person in which members of such individual’s Family hold (individually or in the aggregate) a Material Interest; and (d)any Person with respect to which one or more members of such individual’s Family serves as a director, officer, partner, executor or trustee (or in a similar capacity).

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

With respect to a specified Person other than an individual:

(a) any Person that directly or indirectly controls, is directly or indirectly controlled by or is directly or indirectly under common control with such specified Person;

(b) any Person that holds a Material Interest in such specified Person;

(c) each Person that serves as a director, officer, partner, executor or trustee of such specified Person (or in a similar capacity);

(d) any Person in which such specified Person holds a Material Interest; and

(e) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity).

For purposes of this definition: (a) “control” (including “controlling,” “controlled by,” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise, and shall be construed as such term is used in the rules promulgated under the Securities Act; (b) the “Family” of an individual includes: (i) the individual; (ii) the individual’s spouse; (iii) any other natural person who is related to the individual or the individual’s spouse within the second degree; and (iv) any other natural person who resides with such individual; and (c) “Material Interest” means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of voting securities or other voting interests representing at least ten percent (10%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least ten percent (10%) of the outstanding equity securities or equity interests in a Person.

“Restricted Stock Unit Award Agreement” shall have the meaning specified in Section 2.02(h).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Sellers’ Counsel” shall mean Wilke, Fleury, Hoffelt, Gould & Birney, LLP, counsel to the Company and Sellers.

“Sellers’ Representative” shall mean Louay Owaidat or Bruce Diettert.

“Straddle Period” means a Tax period that begins on or before the Closing Date and ends thereafter.

“Target Working Capital” shall mean the historical twelve (12) month average net working capital as of the most recently available month end balance sheet prior to the Closing Date, which has been definitively calculated by the Parties to equal $15,470,000.00.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

“Tax” or “Taxes” shall mean all federal, state, local and foreign taxes (including excise taxes, value added taxes, occupancy taxes, employment taxes, unemployment taxes, ad valorem taxes, custom duties, transfer taxes, and fees), levies, imposts, impositions, assessments and other governmental charges of any nature imposed upon a Person, including but not limited to all taxes and governmental charges imposed upon any of the personal properties, real properties, tangible or intangible assets, income, receipts, payrolls, transactions, stock transfers, capital stock, net worth or franchises of a Person (including all sales, use, withholding or other taxes which a Person is required to collect or pay over to any government), and all related additions to tax, penalties or interest thereon.

“Tax Representations” shall mean the representations and warranties of Sellers and the Company contained in Section 4.08.

“Tax Return” shall mean and include all returns, statements, declarations, estimates, forms, reports, information returns and any other documents (including all consolidated, affiliated, combined or unitary versions of the same), including all related and supporting information, filed or required to be filed with any Governmental Entity in connection with the determination, assessment, reporting, payment, collection or administration of any Taxes.

“Title Representations” shall mean the representations and warranties contained in Section 3.04, Section 4.03(a), Section 4.05, Section 4.13(a), and Section 4.16(c).

“WARN Act” shall mean the Worker Adjustment and Retraining Notification Act, as amended.

In addition to terms defined above, the following terms shall have the respective meanings given to them in the sections set forth below:

Defined term	Section
2019 EBITDA Target	Section 1.05(b)
2019 EBITDA of Purchaser	Section 1.05(b)
Agreement	Preamble
Interim Balance Sheet Date	Section 4.07
Business	Preamble
Claimant	Section 6.03
Closing	Section 2.01
Closing Balance Sheet	Section 1.03(a)
Closing Date	Section 2.01
Closing Date Working Capital Statement	Section 1.03(a)
Closing Cash Payment	Section 1.02(a)
Company	Preamble
Competing Business	Section 4.28
Confidential Information	Section 7.01(b)
Contribution and Exchange Agreement	Preamble

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Defined term	Section
Copyrights	Section 11.01
Disabling Code	Section 4.17(g)
Disagreement Notice	Section 6.05
Disclosure Schedules	Article IV Preamble
Dispute Notice	Section 1.03(c)
Documentation	Section 11.01
Domain Names	Section 11.01
Earnout Payment	Section 1.05(a)
EBITDA of Purchaser	Section 1.05
Election Notice	Section 6.04
Employment Agreement	Section 2.02(k)
Escrow Agent	Section 1.03
Escrow Agreement	Section 1.03
Final Working Capital	Section 1.03(c)
Financial Statements	Section 4.06(a)
Former Seller	Section 12.01(c)
GLDD Stock	Section 1.05(c)
Government Contract	Section 4.31(a)
Indemnification Basket	Section 6.08
Indemnification Cap	Section 6.08
Indemnification Notice	Section 6.03
Indemnifying Party	Section 6.03
Indemnity Loss	Section 6.01
Independent Auditor	Section 1.03(c)
Interim Balance Sheet	Section 4.06(a)
Interim Balance Sheet Date	Section 4.06(a)
Invention/Intellectual Property Agreements	Section 3.02(n)
Leased Real Property	Section 4.11
Litigation Notice	Section 6.03
Magnus Real Estate	Section 2.02(k)
Marks	Section 11.01
Material Contracts	Section 4.21
MEG	Section 2.02(o)
Minimum 2015 EBITDA	Section 1.04(b)
Non-Competition Agreement	Section 2.02(j)
Note	Section 1.04(a)
Office Lease	Section 2.02(k)
Parties	Preamble
Patents	Section 11.01
Pension Plan	Section 4.17(b)
Policy or Policies	Section 4.21(a)
Preliminary Allocation	Section 1.05
Presidio/Helens Receivables	Section 4.33
Purchaser	Preamble

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Defined term	Section
Purchaser’s Final Working Capital Determination	Section 1.03(a)
Purchaser Indemnified Parties	Section 6.01
Purchaser Group	Section 6.01
Purchase Price	Section 1.02
Real Property	Section 4.10
Real Property Leases	Section 4.11
Release Agreements	Section 3.02(l)
Restricted Period	Section 7.02(a)
Rule 506 Representative	Section 3.07(a)
Sellers	Preamble
Set-Off Rights	Section 6.06(a)
Share Agreement	Section 2.02(m)
Shares	Preamble
Software	Section 11.01
Subsequent Monthly Financial Statements	Section 6.03(j)
Tax Treatment Election	Section 1.06(a)
Terra	Section 1.05
Trade Secrets	Section 11.01
Websites	Section 11.01
Yard Lease	Section 2.02(l)

ARTICLE X.

MISCELLANEOUS

Section 10.01. Public Announcements. Any public announcement, press release or similar publicity with respect to the transactions provided for in or contemplated by this Agreement or any of the Related Agreements will be issued, if at all, at such time and in such manner as determined by Purchaser, unless public disclosure is necessary to comply with applicable Laws. The Company and Sellers will consult with Purchaser concerning the means by which the Company’s employees, customers, suppliers and others having dealings with the Company will be informed of the transactions provided for in or contemplated by this Agreement or any of the Related Agreements, and Purchaser will have the right to be present for any such communication.

Section 10.02. Costs and Expenses. Whether or not the transactions contemplated by this Agreement and the Related Agreements are consummated, except as otherwise expressly provided herein, each of the Parties shall bear all expenses and costs incurred by it in connection with this Agreement and the Related Agreements and the transactions contemplated by any of them, including, without limitation, the fees and disbursements of any legal counsel, independent accountants or any other Person or representative whose services have been used by such party.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Section 10.03. Further Assurances. From and after the date of this Agreement, the Parties shall cooperate reasonably with each other in connection with any steps required to be taken as part of their respective obligations under this Agreement or any of the Related Agreements, and shall: (a) furnish upon request to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of transactions contemplated by this Agreement and the Related Agreements.

Section 10.04. Addresses for Notices, Etc. All notices, requests, demands and other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing, and delivery shall be deemed sufficient in all respects and to have been duly given as follows: (a) on the actual date of service if delivered personally; (b) at the time of receipt of confirmation by the transmitting party if by facsimile transmission; (c) at the time of receipt if given by electronic mail to the e-mail addresses set forth in this Section 10.05, provided that a party sending notice by electronic delivery shall bear the burden of authentication and of proving transmittal, receipt and time of receipt; (d) on the third day after mailing if mailed by first-class mail return receipt requested, postage prepaid and properly addressed as set forth in this Section 10.05; or (e) on the day after delivery to a nationally recognized overnight courier service during its business hours or the Express Mail service maintained by the United States Postal Service during its business hours for overnight delivery against receipt, and properly addressed as set forth in this Section:

If to Purchaser:	Great Lakes Environmental and Infrastructure Solutions, LLC c/o Great Lakes Dredge and Dock Corporation 2122 York Road Oak Brook, IL 60532
	Attention: Facsimile: E-mail:	Rima Franklin Robert Bisal (630) 574-3007 rfranklin@gldd.com rbisal@gldd.com

With a copy to:	Ice Miller LLP 2300 Cabot Drive, Suite 455 Lisle, IL 60532
	Attention: Facsimile: E-mail:	Dean Leffelman (630) 955-4266 dean.leffelman@icemiller.com

If to Sellers:	Louay Owaidat 5777 Ridge Park Drive Loomis, CA 95650
Facsimile: (916) 783-0215 E-mail: lowaidat@magnuspacific.com

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

With a copy to:	Wilke, Fleury, Hoffelt, Gould & Birney LLP 400 Capitol Mall, 22nd Floor Sacramento, CA 95814 Attention: Robert R. Mirkin Facsimile: (916) 442-6664 E-mail: rmirkin@wilkefleury.com

Any party may change its address or other contact information for notice by giving notice to each other party in accordance with the terms of this Section 10.05. In no event will delivery to a copied Person alone constitute delivery to the party represented by such copied Person.

Section 10.05. Headings. The article, section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

Section 10.06. Construction.

(a) The Parties have participated jointly in the negotiation and drafting of this Agreement and the Related Agreements, and, in the event of an ambiguity or a question of intent or a need for interpretation arises, this Agreement and the Related Agreements shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement or any of the Related Agreements.

(b) Except as otherwise specifically provided in this Agreement or any of the Related Agreements (such as by “sole”, “absolute discretion”, “complete discretion”, or words of similar import), if any provision of this Agreement or any of the Related Agreements requires or provides for the consent, waiver or approval of a party, such consent, waiver or approval shall not be unreasonably withheld, conditioned or delayed.

(c) Nothing in the schedules or exhibits to this Agreement or any of the Related Agreements shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the schedule or exhibit identifies the exception with particularity and describes the relevant facts in reasonable detail. No investigation or review carried out by or on behalf of any party or knowledge acquired at any time, whether before or after the execution and delivery of this Agreement on the Closing Date, shall impair the rights of that party to rely upon those representations and warranties or to seek to enforce any remedies with respect to any breach or violation thereof without limiting the generality of the foregoing, any Knowledge of Purchaser of any mater relating to the Business or the Shares, whether or not disclosed in the Disclosure Schedules, shall not relieve Sellers of any liability or obligation with respect to such matter.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(d) The Parties acknowledge and agree that each breach of a covenant or agreement in this Agreement or any of the Related Agreements shall have independent significance.

(e) Words of any gender used in this Agreement or any of the Related Agreements shall be held and construed to include any other gender; words in the singular shall be held to include the plural and words in the plural shall be held to include the singular, unless and only to the extent the context indicates otherwise.

(f) Reference to any Law means such Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Law means that provision of such Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision.

(g) “Hereunder,” “hereof,” “hereto,” “herein,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision hereof.

(h) “Including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term.

(i) “Or” is used in the inclusive sense of “and/or.”

(j) References to documents, instruments or agreements shall be deemed to refer as well to all addenda, appendices, exhibits, schedules or amendments thereto.

(k) Two of the Sellers are trusts, namely separate trusts for Louay Owaidat and Bruce Diettert. By signing this Agreement, both Louay Owaidat and Bruce Diettert agree that all provisions of this Agreement apply to them personally and in their capacity as trustees for their respective trusts, and that any references to “Sellers” shall apply to them individually and to their trusts.

Section 10.07. Severability. The invalidity or unenforceability of any provision of this Agreement or any of the Related Agreements shall in no way affect the validity or enforceability of any other provision of this Agreement or any of the Related Agreements.

Section 10.08. Entire Agreement and Amendment. This Agreement and the Related Agreements, including the Exhibits and Schedules referred to and incorporated by reference herein and therein that form a part of this Agreement and the Related Agreements, contain the entire understanding of the Parties with respect to the subject matter of this Agreement and the Related Agreements. There are no representations, promises, warranties, covenants or undertakings other than those expressly set forth in or provided for in this Agreement or the Related Agreements. This Agreement and the Related Agreements supersede all prior agreements and understandings among the Parties hereto with respect to the transactions contemplated by this Agreement and the Related Agreements. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by each of the Parties hereto.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Section 10.09. No Waiver; Cumulative Remedies. Except as specifically set forth herein, the rights and remedies of the Parties to this Agreement are cumulative and not alternative. No failure or delay on the part of any party in exercising any right, power or remedy under this Agreement or any of the Related Agreements will operate as a waiver of such right, power or remedy, and no single or partial exercise of any such right, power or remedy will preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or any of the Related Agreements can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or any of the Related Agreements.

Section 10.10. Parties in Interest. Nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any Person other than Purchaser and each of Sellers, and their respective successors and permitted assigns.

Section 10.11. Successors and Assigns; Assignment. This Agreement shall be binding upon and inure to the benefit of each of the Parties hereto and their respective successors and permitted assigns. Sellers shall not have the right to assign or delegate their rights or duties hereunder or under any of the Related Agreements, in whole or in part, without the prior written consent of Purchaser. Purchaser may, without any prior notice to or consent of any of Sellers, assign or delegate, in whole or in part, its rights and duties under this Agreement and the Related Agreements to any Affiliates or to any Person who shall acquire all or substantially all of the assets or then outstanding voting securities of Purchaser whether by purchase, merger, consolidation or otherwise. Except as expressly set forth herein, nothing in this Agreement shall confer any claim, right, interest or remedy on any Person (other than the Parties hereto) or inure to the benefit of any Person (other than the Parties hereto).

Section 10.12. Governing Law; Dispute Resolution; Jurisdiction and Venue.

(a) Applicable Law. The Laws of the State of Illinois shall govern the creation, interpretation, construction and enforcement of and the performance under this Agreement and the Related Agreements and all transactions and agreements contemplated by any of them, as well as any and all claims arising out of or relating in any way to this Agreement or any of the Related Agreements, notwithstanding the choice of law rules of any other state or jurisdiction.

(b) Court Proceedings. Any action or proceeding permitted by the terms of this Agreement to be filed in a court, which action or proceeding is brought to enforce, challenge or construe the terms or making of this Agreement or any of the Related

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Agreements, and any claims arising out of or related to this Agreement or any of the Related Agreements, shall be exclusively brought and litigated exclusively in a state or federal court having subject matter jurisdiction and located in Chicago, Illinois. For the purpose of any action or proceeding instituted with respect to any claim arising out of or related to this Agreement or any of the Related Agreements, each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts having subject matter jurisdiction and located in Chicago, Illinois. Each party hereby irrevocably waives any objection or defense which it may now or hereafter have of improper venue, forum non conveniens, or lack of personal jurisdiction; provided, however, that Purchaser, in its sole discretion, may elect to bring any action or claim relating to or arising out of a breach by any of Seller of Sections 7.01, 7.02, 7.03 or 7.04 of this Agreement in the county or state where the breach by any of Seller occurred or where breaching Seller can be found. Each party further irrevocably consents to the service of process out of such courts by the mailing of a copy thereof, by registered mail, postage prepaid, to the party and agrees that such service, to the fullest extent permitted by applicable laws, (i) shall be deemed in every respect effective service of process upon it in any suit, action or proceeding arising out of or related to this Agreement or any of the Related Agreements and (ii) shall be taken and held to be valid personal service upon and personal delivery to it. Nothing herein contained shall affect the right of each party to serve process in any other manner permitted by applicable laws.

Section 10.13. Waiver of Jury Trial. For any action or proceeding which is permitted under this Agreement to be filed in a court, each party hereby expressly and irrevocably waives any right to a trial by jury in such action or proceeding, including but not limited to those actions or proceedings to enforce or defend any rights under this Agreement or any of the Related Agreements or under any amendment, consent, waiver, instrument, document or agreement delivered or which may in the future be delivered in connection with any of them or arising from any relationship existing in connection with this Agreement or any of the Related Agreements. Each party agrees that in any such action or proceeding, the matters shall be tried to a court and not to a jury.

Section 10.14. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement. Facsimile transmission of a counterpart hereto shall constitute an original hereof.

Section 10.15. Survival of Representations and Warranties. Except as specifically set forth elsewhere in this Agreement, all representations and warranties made in this Agreement or in any of the Related Agreements (or any other certificate or instrument delivered in connection with any of them) shall indefinitely survive the execution and delivery of this Agreement and the Related Agreements and the Closing.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Section 10.16. Seller Representative.

(a) Each Seller hereby appoints Louay Owaidat or Bruce Diettert as his, her or its representative to receive and provide notices under this Agreement, whether from the Purchaser or otherwise, and including any notice relating to indemnification or payments or disputes arising hereunder. The Seller Representative shall have the authority, both prior to and after the Closing Date, to, subject to the terms of this Agreement, make all decisions regarding any and all matters related to this Agreement, including, but not limited to, resolution of claims for Indemnity Losses, receipt of any funds due Sellers and, subject to the terms of this Agreement, decisions related to the Lower Presidio/St. Helens Projects, claims and/or litigation or arbitration including, but not limited to, pursuing, settling or compromising all such clams, litigation or arbitration.

(b) The Seller Representative may be changed by a majority vote of the Sellers from time to time. In determining the outcome of the vote, Sellers shall have the number of votes corresponding to their percentage ownership of the Company immediately prior to the closing of this transaction. The change shall be effective upon written notice to Purchaser signed by at least a majority of the Sellers.

(c) The Seller Representative has the unrestricted right, power, authority and capacity to act for and bind each Seller as their attorney-in-fact with power of attorney with respect to all matters relating to this Agreement, the Note and any Related Agreement, and any decision, act, consent or instruction of the Seller Representative, including but not limited to an amendment, extension or waiver of this Agreement, the Note or any Related Agreement, shall constitute a decision of the Sellers and shall be final, binding and conclusive upon the Sellers. Said appointment shall be considered as coupled with an interest and irrevocable until all performance and obligations under this Agreement, the Note, and the Related Agreements have been fulfilled. The Purchaser may rely upon any such decision, act, consent or instruction of the Seller Representative as being the decision, act, consent or instruction of the Sellers. Purchaser shall be obligated to communicate and negotiate with the Seller Representative with respect to all matters reserved to the Seller Representative pursuant to this Section 10.16.

(d) The Seller Representative shall not have any liability for any action taken or suffered by him or omitted hereunder as Seller Representative while acting in good faith in the absence of gross negligence. The Seller Representative may, in all questions arising hereunder, rely on the advice of counsel and the Seller Representative shall not be liable to the Sellers for anything done, omitted or suffered in good faith in the absence of gross negligence by the Seller Representative based on such advice. The Seller Representative undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Seller Representative.

Section 10.17. Table of Contents and Captions. The Table of Contents and captions of the Articles and Sections of this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Section 10.18. Schedules, Exhibits and Certificates; Knowledge of Purchaser. All Schedules and Exhibits referred to herein form an integral part of this Agreement and shall be deemed to be part of this Agreement to the same extent as if set forth in the text of this Agreement. All statements contained in certificates and other instruments attached hereto or delivered or furnished on behalf of any party hereto shall be deemed representations and warranties of that party pursuant to this Agreement. No knowledge on the part of Purchaser or any of member of the Purchaser Group of any matter that might constitute or form the basis of a breach of any representation or warranty of Sellers shall be deemed to modify, qualify or otherwise alter in any respect any such representation or warranty, and Purchaser shall be entitled to pursue all remedies available to it under this Agreement and applicable Law in connection with any such matter.

[Signature Pages Follow]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written above.

“PURCHASER”

GREAT LAKES ENVIRONMENTAL AND INFRASTRUCTURE SOLUTIONS, LLC, a Delaware limited liability company

By:	/s/ Jonathan W. Berger

Printed:	Jonathan W. Berger

Title:	CEO

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

“SELLERS”

/s/ Louay Owaidat
LOUAY OWAIDAT, as Co-Trustee of the
Louay and Maya Owaidat Trust

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

/s/ Thomas J. Gayer
THOMAS J. GAYER

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

/s/ Neal M. Siller
NEAL M. SILLER

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

/s/ Jeremy J. McKnight
JEREMY J. MCKNIGHT

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

/s/ James R. Beebe
JAMES R. BEEBE

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

/s/ John L. Councilman
JOHN L. COUNCILMAN

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

/s/ Matthew D. Marks
MATTHEW D. MARKS

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

/s/ Sean L. Rhodes
SEAN L. RHODES

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

/s/ Bruce Diettert
BRUCE DIETTERT, as Co-Trustee of the
Diettert Family Revocable Trust

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

/s/ Gregg E. Nickel
GREGG E. NICKEL

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

/s/ James A. Dodd
JAMES A. DODD

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

/s/ Jeff H. Sallas
JEFF H. SALLAS

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

/s/ Jasen Yardley
JASEN YARDLEY

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Solely for purposes of Section 1.04 and Section 6.02(c) hereof:

GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation

By:	/s/ Jonathan W. Berger

Printed:	Jonathan W. Berger

Title:	CEO

Share Purchase Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

LIST OF SCHEDULES AND EXHIBITS

Schedule A	Working Capital Calculations

Schedule B	EBITDA Calculations

Schedule C	Allocation of Purchase Price

Schedule D	Employees

Exhibit A	Sellers/Shares

Exhibit B	Note

Exhibit C	Restricted Stock Unit Award Agreements

Exhibit D	Office Lease

Exhibit E	Yard Lease

Exhibit F	Spousal Consent

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

LIST OF DISCLOSURE SCHEDULES

1.06	Allocation of Purchase Price

3.05	Broker’s and Finder’s Fees

4.01	Organization and Power

4.03(a)	Capital Structure of the Company and Related Matters

4.03(b)	Capital Structure of the Company and Related Matters

4.04(e)	No Conflict or Violation

4.05	Consents and Approvals

4.06(a)	Financial Statements, Books and Records

4.06(c)	Contracted Backlog

4.06(d)	Work in Process

4.07	Absence of Certain Changes or Events

4.08(a)	Tax Matters

4.08(b)	Tax Matters

4.09	Absence of Undisclosed Liabilities

4.11	Leased Real Property

4.13	Equipment and Machinery

4.15(a)	Products

4.16(a)	Intellectual Property

4.16(b)	Intellectual Property

4.16(c)	Intellectual Property

4.17(a)	Employee Benefit Plans

4.18(a)	Personnel; Labor Relations

4.19(b)	Environmental Compliance

4.19(c)	Projects and Locations of Transported Hazardous Materials

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

4.20	Licenses and Permits

4.21	Insurance; Bonds

4.22	Contracts and Commitments

4.23	Customers and Suppliers

4.24	Compliance with Law

4.25	Litigation

4.28	Relationships with Related Persons

4.29	Broker’s and Finder’s Fees